CONFIDENTIAL TREATMENT REQUESTED                                   EXHIBIT 10.10

CONFIDENTIAL TREATMENT REQUESTED: PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED" AND APPROPRIATE SECTIONS, WHERE TEXT HAS BEEN OMITTED, ARE NOTED WITH "[CONFIDENTIAL TREATMENT REQUESTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           PURCHASE AND SALE AGREEMENT

                             AND ESCROW INSTRUCTIONS

                                 BY AND BETWEEN

                         SAN DIEGUITO PARTNERSHIP, L.P.,

                        A CALIFORNIA LIMITED PARTNERSHIP,

             AND THE INDIVIDUALS AND ENTITIES LISTED ON SCHEDULE "1"

                                   ("SELLER")

                                       AND

                        IDEC PHARMACEUTICALS CORPORATION

                                    ("BUYER")

                            DATED AS OF JULY 17, 2001

                                                          CONFIDENTIAL TREATMENT

ARTICLE 1 RECITALS.........................................................................................1
  1.1     Ownership and Description........................................................................1
  1.2     The Settlement Agreement.........................................................................1
  1.3     Intention........................................................................................2
  1.4     Assignment.......................................................................................2
  1.5     Rights and Interests.............................................................................2
  1.6     Mitigation Land..................................................................................2

ARTICLE 2 AGREEMENT OF SALE................................................................................2
   2.1    Purchase Price...................................................................................2
   2.2    Reimbursement....................................................................................3

ARTICLE 3 OPENING OF ESCROW................................................................................3

ARTICLE 4 INVESTMENT OF DEPOSIT............................................................................3

ARTICLE 5 TITLE............................................................................................4
     5.1  Preliminary Title Report.........................................................................4
     5.2  Grant Deed.......................................................................................4
     5.3  Title Review.....................................................................................4
     5.4  Extended Closing Date............................................................................5

ARTICLE 6 CONDITIONS PRECEDENT AND COVENANTS...............................................................6
     6.1  Buyer's Conditions...............................................................................6
     6.2  Non-Satisfaction of Buyer's Conditions - Refund of Deposit and Waiver............................7
     6.3  Seller's Conditions..............................................................................8
     6.4  Non-Satisfaction of Seller's Conditions..........................................................8

ARTICLE 7 OBLIGATIONS AND DISCLOSURES......................................................................9
     7.1  Escrow Non-Liability.............................................................................9
     7.2  Definitions......................................................................................9
     7.3  Due Diligence Investigation.....................................................................10
     7.4  Property Documents..............................................................................10
     7.5  Right of Entry..................................................................................11
     7.6  Right of Inquiry................................................................................11
     7.7  Hold Harmless and Buyer Indemnity...............................................................12
     7.8  Hold Harmless and Seller Indemnity..............................................................13
     7.9  Assignments.....................................................................................13
     7.10 Wetland Restoration.............................................................................13
     7.11 License Agreement - Garden Communities..........................................................14
     7.12 Other Agreements................................................................................14

ARTICLE 8 SELLER'S DELIVERIES TO ESCROW...................................................................15
     8.1  Seller's Grant Deed.............................................................................15

                                       (i)

                                                          CONFIDENTIAL TREATMENT

     8.2  Non-Foreign Certificate.........................................................................15
     8.3  Assignments.....................................................................................15
     8.4  Assignment of Easement..........................................................................15
     8.5  Termination of Memorandum of Tenancy-In-Common Agreement........................................15

ARTICLE 9 BUYER'S DELIVERIES TO ESCROW....................................................................16
     9.1  Cash............................................................................................16
     9.2  Joining in Assignments..........................................................................16

ARTICLE 10 CLOSE OF ESCROW................................................................................16
     10.1 Closing Date....................................................................................16

ARTICLE 11 THE CLOSING....................................................................................16
     11.1  Closing Procedure..............................................................................16

ARTICLE 12 PRORATION, FEES AND COSTS......................................................................17
     12.1  Taxes..........................................................................................17
     12.2  Seller's Payment of Charges and Fees...........................................................17
     12.3  Buyer's Payment of Charges and Fees............................................................17

ARTICLE 13 ESCROW AGENT'S DELIVERY OF FUNDS AND DOCUMENTS.................................................17
     13.1  Recordation of Documents.......................................................................17
     13.2  Delivery of Documents..........................................................................18
     13.3  Delivery of Funds..............................................................................18

ARTICLE 14 SELLER'S WARRANTIES............................................................................18
     14.1  Seller's Power, Authority and Authorization....................................................18
     14.2  Notice of Violation............................................................................19
     14.3  No Pending Actions.............................................................................19
     14.4  Leases.........................................................................................19
     14.5  No Liens.......................................................................................19
     14.6  Agreements Affecting the Property..............................................................19
     14.7  No Default.....................................................................................19
     14.8  True Information...............................................................................20
     14.9  Contracts......................................................................................20
     14.10 Agreement Enforceable..........................................................................20
     14.11 Future Action..................................................................................20
     14.12 Undisclosed Assessments........................................................................20
     14.13 Hazardous Materials............................................................................20
     14.14 No Bankruptcy..................................................................................20
     14.15 Cost Liens.....................................................................................21
     14.16 Settlement Agreement...........................................................................21
     14.17 Wetlands Restoration...........................................................................21
     14.18 Change in Representation or Warranty...........................................................21

ARTICLE 15 BUYER'S WARRANTIES.............................................................................22
     15.1  Authority......................................................................................22

                                      (ii)

                                                          CONFIDENTIAL TREATMENT

     15.2  Satisfaction and Warranty......................................................................22

ARTICLE 16 SURVIVAL.......................................................................................22

ARTICLE 17 ASSIGNMENT AND  INDEMNIFICATION BY BUYER.......................................................22
     17.1  Assignment.....................................................................................22
     17.2  Effect of Assignment...........................................................................23

ARTICLE 18 LIQUIDATED DAMAGES; REMEDIES...................................................................23
     18.1  Escrow Non-Liability...........................................................................23
     18.2  Liquidated Damages.............................................................................23
     18.3  Buyer's Remedies...............................................................................24

ARTICLE 19 REAL ESTATE COMMISSION.........................................................................24

ARTICLE 20 NOTICES........................................................................................25

ARTICLE 21 TAX-FREE EXCHANGE..............................................................................26
     21.1  Buyer Cooperation in Tax Deferred Exchange.....................................................26

ARTICLE 22 EXTENT OF ESCROW AGENT'S RESPONSIBILITIES......................................................26
     22.1  Escrow Agent Liability.........................................................................26
     22.2  Informing Parties..............................................................................26
     22.3  Responsibility for Documents...................................................................26
     22.4  Conflicting Demands and Claims.................................................................26
     22.5  Reporting of Transaction.......................................................................26

ARTICLE 23 GENERAL PROVISIONS.............................................................................27
     23.1  Breach.........................................................................................27
     23.2  Captions.......................................................................................27
     23.3  Cash Defined...................................................................................27
     23.4  Confidentiality................................................................................27
     23.5  Construction...................................................................................27
     23.6  Counterparts...................................................................................27
     23.7  Entire Agreement...............................................................................27
     23.8  Escrow Defined.................................................................................27
     23.9  Exhibits.......................................................................................27
     23.10 Gender.........................................................................................28
     23.11 Good Faith.....................................................................................28
     23.12 Attorneys' Fees................................................................................28
     23.13 Modification...................................................................................28
     23.14 Possession.....................................................................................28
     23.15 Severability...................................................................................28
     23.16 Successors.....................................................................................28
     23.17 Survival.......................................................................................28
     23.18 Time of Essence................................................................................28

                                      (iii)

                                                          CONFIDENTIAL TREATMENT

     23.19 Rule of Construction...........................................................................28
     23.20 Waiver.........................................................................................28

           Exhibit "A" - Real Property Description

           Exhibit "B" - Plat Map

           Exhibit "C" - Mitigation Land Legal Description

           Exhibit "D" - Mitigation Land Plat Map

           Exhibit "E" - Title Report

           Exhibit "F" - Grant Deed

           Exhibit "G" - Assignment Agreement

           Exhibit "H" - Assignment and Assumption of Contracts

           Exhibit "I" - Assignment of Rights Under Settlement Agreement

           Exhibit "J" - Property Documents

           Exhibit "K" - Affidavit [Non-Foreign Affidavit Pursuant to FIRPTA]

           Exhibit "L" - Withholding Exemption Certificate and Nonresident Waiver Request for
                         Real Estate Sales (Form 597-W)

           Exhibit "M" - Assignment of Easements

           Exhibit "N" - Remaining Settlement Agreement Actions

           Exhibit "O" - Estoppel Certificate

                                      (iv)

                                                          CONFIDENTIAL TREATMENT

                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS

     THIS AGREEMENT ("Agreement") dated as of the 17th day of July, 2001, by and between SAN DIEGUITO PARTNERSHIP, L.P. ("PARTNERSHIP"), A CALIFORNIA LIMITED PARTNERSHIP, AS TO AN UNDIVIDED 28.1083629% INTEREST, TOGETHER WITH THE INDIVIDUALS AND ENTITIES LISTED ON SCHEDULE "1" ATTACHED HERETO, herein collectively referred to as "Seller" and IDEC PHARMACEUTICALS CORPORATION, A DELAWARE CORPORATION, herein referred to as "Buyer" is entered into with reference to the recitals set forth in Article 1 [Recitals] below and constitutes (a) a contract of purchase-and-sale between the parties; and (b) escrow instructions to CHICAGO TITLE COMPANY, 925 "B" Street, San Diego, CA 92101 ("Escrow Agent"), the consent of which appears at the end hereof.

                                    ARTICLE 1

                                    RECITALS

     1.1 OWNERSHIP AND DESCRIPTION. Seller owns and holds fee title to the real property ("Nobel Land") described in Exhibit "A" and depicted in Exhibit "B." As used herein, the "Property" means the Nobel Land together with: (a) all easements and other rights appurtenant thereto, including Seller's interest (if any) in appurtenant water and mineral rights; and (b) Seller's entire right, title and interest in and to all governmental permits, entitlements and approvals applicable to development, construction, operation and use of the Nobel Land, all soils tests and reports, maps, surveys, engineering reports, environmental reports, drawings or specifications, the name "Nobel Research Park", and all contracts, contract rights or other intellectual or intangible property of any type whatsoever relating in any way to the Nobel Land, or the development, use or operation thereof, and all other contracts or agreements including without limitation the Settlement Agreement (defined herein below) with respect to the Nobel Land that are approved in writing by Buyer. Concurrently with the Closing, Seller shall cause San Dieguito Valley, Inc. to convey its right, title and interest in and to the Easement as described in
Section 7.10.

     1.2 THE SETTLEMENT AGREEMENT. On November 16, 1998, San Dieguito Partnership, L.P. and San Dieguito Valley, Inc., collectively as plaintiffs (collectively referred to as "SDP"), and the City Council of the City of San Diego and the City of San Diego (the "City"), collectively as defendants, entered into a settlement agreement which was thereafter amended by that certain First Amendment to Settlement Agreement dated December 21, 1999, and further evidenced by that certain Letter Agreement between SDP and the City, dated December 21, 1999 resolving certain issues relating to the settlement agreement (the settlement agreement, First Amendment, and Letter Agreement are collectively referred to as the "Settlement Agreement").

                                                CONFIDENTIAL TREATMENT REQUESTED

     1.3 INTENTION. Buyer desires to purchase and Seller desires to sell the Property pursuant to the terms and conditions set forth in this Agreement.

     1.4 ASSIGNMENT. Seller desires to assign to Buyer all of its right, title and interest to the Property and any rights relating thereto in and under the Settlement Agreement, and any rights or benefits incident thereto, including but not limited to any rights of Seller in, under or to those certain development permits, governmental approvals, consents, orders, agreements or the like issued with respect to the Property, pursuant to the Assignment Agreement and the Assignment of Rights Under Settlement Agreement attached hereto as Exhibit "G" and Exhibit "I", respectively, and incorporated herein by reference.

     1.5 RIGHTS AND INTERESTS. The Property to be purchased and sold pursuant to this Agreement shall also include all of Seller's right, title and interest in and to all rights, interests and privileges appertaining to the Property including all land use entitlements, development rights, and permits subject to the conditions and limitations set forth in this Agreement.

     1.6 MITIGATION LAND. The Partnership owns and holds fee simple title to that certain real property comprising approximately 17 gross acres located in the City and County of San Diego ("County") legally described on Exhibit "C" and depicted on Exhibit "D" attached hereto (the "Mitigation Land"). As used herein, the "Mitigation Property" means the Mitigation Land together with: (a) all easements and other rights appurtenant thereto, including the Partnership's interest (if any) in appurtenant water and mineral rights; and (b) the Partnership's entire right, title and interest in and to all governmental permits, entitlements and approvals applicable to the Mitigation Land, and all other contracts or agreements with respect to the Mitigation Land that are approved in writing by Buyer. On or before expiration of the Due Diligence Period, as a condition to Buyer's obligations, Buyer and Seller shall execute and deliver a Purchase and Sale Agreement and Joint Escrow Instructions under a separate escrow with Escrow Agent for the purchase and sale of the Mitigation Property (the "Mitigation Property Agreement"). The Purchase Price for the Mitigation Property shall be [CONFIDENTIAL TREATMENT REQUESTED].

                                    ARTICLE 2

                                AGREEMENT OF SALE

     2.1 PURCHASE PRICE. Seller hereby agrees to sell, and Buyer hereby agrees to purchase, through Escrow, the Property for a total purchase price of [CONFIDENTIAL TREATMENT REQUESTED] ("Total Purchase Price"), subject to the terms and conditions set forth herein. The Total Purchase Price shall be payable in cash on or before the Close of Escrow as follows:

            2.1.1  Deposit to Escrow within one (1)
                   business day after the Opening
                   of Escrow (the "Deposit"):                    [CONFIDENTIAL
                                                                 TREATMENT
                                                                 REQUESTED]

                                                CONFIDENTIAL TREATMENT REQUESTED

            2.1.2  The balance of the Total Purchase Price
                   to Escrow on the business day preceding
                   the Closing Date:                             [CONFIDENTIAL
                                                                 TREATMENT
                                                                 REQUESTED]

            TOTAL:                                               [CONFIDENTIAL
                                                                 TREATMENT
                                                                 REQUESTED]

     2.2 REIMBURSEMENT. At the Close of Escrow Buyer shall reimburse Seller [CONFIDENTIAL TREATMENT REQUESTED].

                                    ARTICLE 3

                                OPENING OF ESCROW

     Concurrent with the execution of this Agreement, Buyer and Seller agree that Seller shall cause an escrow ("Escrow") for the purpose of the sale of the Property to be opened at Chicago Title Company, 925 "B" Street, San Diego, CA 92101. This Agreement shall constitute Escrow instructions. Buyer and Seller shall also promptly sign such other general instructions which Escrow Agent may require provided such general instructions are not inconsistent with this Agreement. The Escrow shall be deemed open ("Opening of Escrow") upon Buyer's and Seller's execution and delivery of a copy of this Agreement, and Escrow Agent's execution of the Consent of Escrow Agent attached to this Agreement.

                                    ARTICLE 4

                              INVESTMENT OF DEPOSIT

     Escrow Agent shall invest Buyer's Deposit in any federally-insured interest bearing account, certificate of deposit or bond insured by the United States government provided that all such investments shall be subject to Buyer's reasonable approval, collectable upon demand and, if applicable, have a maturity date before the Closing Date set forth in Article 10.1 [Closing Date]. Buyer and Seller shall cooperate in the execution of any additional instructions required by Escrow Agent for the investment of the Deposit provided such contemplated investments comply with this Article. All accrued interest earned on such invested Deposit shall belong to Buyer, shall be an offset or credit to the sums to be paid by Buyer set forth in Article 2.1 [Purchase Price], and shall be returned to Buyer whenever this Agreement provides for a return of the Deposit to Buyer, provided that if Escrow is terminated because of a default of Buyer, then in such event all such accrued interest together with the Deposit shall be liquidated damages to Seller pursuant to Article 18.2.

                                                          CONFIDENTIAL TREATMENT

                                    ARTICLE 5

                                      TITLE

     5.1 PRELIMINARY TITLE REPORT. Attached hereto as Exhibit "E" is Chicago Title Company's ("Title Insurer") Preliminary Title Report No. 13048042 - U16 ("Updated Report") for the Property showing the condition of title to the Property as of 7:30 a.m., June 25, 2001.

     5.2 GRANT DEED. Seller shall convey title to the Property to Buyer by Grant Deed through Escrow in the form attached hereto as Exhibit "F" ("Grant Deed"). Subject to Buyer's review and approval pursuant to Article 5.3, title to the Nobel Land shall be subject only to the following permitted matters ("Permitted Matters"):

            5.2.1 Printed exceptions and exclusions from coverage set forth in the Title Policy described in Article 11.1.3 [Title Policy];

            5.2.2 Item Nos. 1, 4, 5, 6, 7, 9 and 10 as shown on Schedule "B" of the Updated Report;

            5.2.3 Matters shown on that ALTA Survey, dated June 7, 2001, prepared by Rick Engineering (the "Survey"); and

            5.2.4  Any voluntary lien or encumbrance imposed by Buyer.

     5.3    TITLE REVIEW.

            5.3.1 DELIVERY TO BUYER. Seller has delivered to Buyer the Updated Report, together with copies of all underlying documents referred to therein, and the Survey. Escrow Agent shall cause the Title Insurer: (a) to review the Survey and to conduct a physical inspection for purposes of issuing the Title Policy described in Article 11.1.3; and (b) to identify any additional title exceptions resulting from the Title Insurer's review of such Survey and physical inspection in a supplement to the Updated Report. Buyer shall have a right to review and approve any such supplement in accordance with the procedure described below.

            5.3.2 TIME TO OBJECT. Buyer shall have until the date which is fifteen (15) days after the Opening of Escrow [and seven (7) days after Buyer's receipt of any supplement thereto containing exceptions not set forth in the original Updated Report, and the Closing Date shall be extended as necessary to accommodate such review period and the response periods set forth in subsections
5.3.4 and 5.3.5], to notify Escrow Agent (with a copy to Seller), in writing, of its objection to any exceptions and legal descriptions in the Updated Report and any other matters indicated as Permitted Matters in Section 5.2 or to any new matters shown in such supplemental report.

            5.3.3 NO OBJECTION. If Buyer's written approval is not received by Escrow Agent within the applicable time period set forth in 5.3.2 above, Buyer shall be deemed to have disapproved the Updated Report, or supplement thereto, all exceptions indicated therein and the Survey, and to have elected to terminate this Agreement and the Escrow, in which event neither

                                                          CONFIDENTIAL TREATMENT

party shall have any further rights or obligations hereunder except for any obligations which survive such termination under the provisions of this Agreement, and Buyer's Deposit and all interest earned thereon shall be returned to Buyer.

            5.3.4 TIME TO ELIMINATE EXCEPTIONS. If Buyer timely objects to one or more exceptions indicated in the Updated Report, the Permitted Matters or a supplemental report, Seller may, at its option, cure such objection by delivering written notice to Escrow Agent (with a copy to Buyer) within ten (10) days after Seller's receipt of Buyer's objection to any matters shown in the Updated Report or to any Permitted Matters (or within five (5) days after receipt of Buyer's objection to any matters shown in a supplemental report), indicating that Seller agrees to cure such exception(s) by the Closing Date. As used herein, "cure" means either: (1) removing the matter as an exception set forth in Schedule B of the Title Policy; or (2) modifying the Title Policy to include an endorsement ensuring against risks related to such exception or an indemnity of the Title Insurer, on terms and conditions approved by Buyer in writing. If Seller delivers such written election to cure disapproved exceptions, Seller shall complete such cure on or before the Closing Date. If Seller fails to deliver such written notice, Seller shall be deemed to have elected not to cure the disapproved exceptions.

            5.3.5 RIGHT TO CANCEL OR PERFORM. If Seller does not elect to cure each exception to which Buyer has objected, Buyer shall elect one of the following, by delivering written notice to Escrow Agent (with a copy to Seller) within five (5) days after receipt of notice of Seller's election or expiration of the cure period described in 5.3.4 above (whichever occurs first): (1) to waive its objections, take title subject to such exceptions, and proceed with Close of Escrow; or (2) to terminate this Agreement and the Escrow, in which event neither party shall have any further rights or obligations hereunder except for any obligations which survive such termination under the provisions of this Agreement, and Buyer's Deposit and all interest earned thereon shall be returned to Buyer. If Buyer fails to deliver written notice of its election within said 5-day period, Buyer will be deemed to have elected to terminate pursuant to subsection (2) above.

     5.4 EXTENDED CLOSING DATE. If Escrow Agent is unable to procure the Title Policy specified in 11.1.3 [Title Policy] because of a defect in title or a non-Permitted Matter recorded against the Property after the date of the Updated Report by a third party not affiliated with any person or entity comprising Seller and disapproved by Buyer (collectively a "Defect"), Seller in its sole discretion may extend the Closing Date for a period not exceeding 90 days by notifying Escrow Agent and Buyer in writing before the scheduled Closing Date of Seller's desire to extend the Closing Date for said period ("Extended Closing Date"). If Seller extends the Closing Date, Seller shall use its reasonable best efforts to cure the Defect within said 90 day period but nothing herein shall require Seller to expend in excess of $50,000 to cure the Defect. As used herein, the term Defect shall not include (1) a monetary lien or encumbrance (other than non-delinquent real property taxes) which shall be removed by Seller concurrently with or before the Closing Date, (2) the exercise of a Purchase Right (as defined in Article 6.1.8), or (3) an exception recorded by or at the request of Seller. If Seller cures such Defect within said 90 day period, the Closing Date shall be on or before twenty (20) days after Seller and the Title Insurer provide confirmation reasonably acceptable to Buyer that the Defect has been cured. If Seller is unable to cure the Defect within the period set forth above, Buyer shall have the option, on or before 5:00 p.m. of the second business day following the Extended Closing Date, to

                                                          CONFIDENTIAL TREATMENT

unilaterally waive its objection to the Defect by delivery of written notice thereof to Escrow Agent and Seller and take title to the Property subject to said Defect without, however, any decrease, diminution or offset of or against the Total Purchase Price. In the event Buyer does waive such objection, then the Closing shall be on or before 5:00 p.m. of the 20th day following the Extended Closing Date ("Buyer's Extended Closing Date"). In the event of no waiver by Buyer of such objection, then Escrow shall be terminated as provided in Article
6.2 [Non-Satisfaction of Buyer's Conditions - Refund of Deposit and Waiver]. Provided Seller complies with its obligations under this Article 5.4, said failure to cure a Defect shall not be a breach of this Agreement by Seller. Recordation of any instrument pertaining to an exercise of a Purchase Right on or after Opening of Escrow shall constitute a default by Seller under this Agreement and shall entitle Buyer to those remedies set forth in Article 18 below.

                                    ARTICLE 6

                       CONDITIONS PRECEDENT AND COVENANTS

     6.1 BUYER'S CONDITIONS. Buyer's obligations to purchase the Property and consummate the Close of Escrow shall be contingent upon satisfaction or waiver by Buyer of each of the following conditions:

            6.1.1 TITLE POLICY. Commitment by the Title Insurer during the Due Diligence Period described in Article 7.3 [Due Diligence Investigation] to issue as of the Closing Date set forth in Article 10 [Close of Escrow] the Title Policy described in Article 11.1.3 [Title Policy].

            6.1.2 ASSIGNMENT OF INTERESTS. Execution and delivery by Seller to Escrow Agent before the Closing Date of the Assignments described in Article
7.09 [Assignments]. Such Assignments shall be in the form attached hereto as Exhibits "G", "H" and "I" signed by Buyer and Seller.

            6.1.3 DUE DILIGENCE SATISFACTION. Delivery by Buyer to Escrow Agent during the Due Diligence Period described in Article 7.3 [Due Diligence Investigation] of Buyer's written satisfaction as to all matters to be investigated by Buyer.

            6.1.4 MITIGATION PROPERTY. The Partnership and Buyer shall have executed and delivered the Mitigation Property Agreement and opened a separate escrow with Escrow Agent for the purchase and sale of the Mitigation Property upon mutually acceptable terms and conditions prior to expiration of the Due Diligence Period. Buyer's obligation to purchase the Property shall not be contingent upon Buyer's purchase of the Mitigation Property from the Partnership.

            6.1.5 APPROVAL BY BOARD OF DIRECTORS OF BUYER. Delivery by Buyer to Escrow Agent and Seller on or before July 18, 2001 of a resolution certified by Buyer setting forth the unconditional approval by Buyer's Board of Directors of this Agreement and the transactions set forth herein.

            6.1.6 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER. Seller shall have duly performed each and every covenant to be performed by Seller pursuant to this Agreement as

                                                          CONFIDENTIAL TREATMENT

of the Close of Escrow, and Seller's representations, warranties and covenants set forth in Articles 7 and 14 hereof shall be true and correct in all material respects as of the Close of Escrow.

            6.1.7 NO MATERIAL CHANGES. As of the Close of Escrow, there shall have been no material adverse changes in the physical condition of the Property as it existed at the Opening of Escrow.

            6.1.8 RIGHTS OF FIRST REFUSAL/BUY/SELL RIGHTS. Prior to Opening of Escrow, Seller shall have delivered to Buyer and the Title Insurer written evidence satisfactory to Buyer and the Title Insurer that any and all rights of first refusal and buy/sell rights pursuant to the partnership agreements for the Partnership and any other similar agreements among the partners, persons and other entities directly or indirectly comprising the Partnership and Seller and held by the persons or entities comprising Seller or their constituent partners, members, trustors, trustees and beneficiaries (herein "Purchase Rights") have been waived, terminated or satisfactorily resolved so as to enable Seller to sell the Property to Buyer pursuant to the terms of this Agreement without any exceptions to coverage under the Title Policy with respect to any such Purchase Rights.

            6.1.9 SELLER BOARD APPROVAL. Prior to the Opening of Escrow Seller has delivered to Escrow Agent and Buyer the resolutions adopted by the Board of Directors of San Dieguito Valley, Inc. ("General Partner"), the sole General Partner of the Partnership, setting forth the unconditional approval by such General Partner and the Partnership of this Agreement and the transactions set forth herein.

     6.2 NON-SATISFACTION OF BUYER'S CONDITIONS - REFUND OF DEPOSIT AND WAIVER. Subject to Article 5.4 [Extended Closing Date], in the event any condition set forth in Article 6.1 [Buyer's Conditions] is neither satisfied nor waived by Buyer within the time specified therefor, as the same may be extended, Buyer, provided it is not then in default, may terminate this Agreement and the Escrow by written demand therefor delivered to Seller and Escrow Agent. The making of such demand shall be optional, not mandatory; no delay in the making of such demand shall affect the rights of Buyer hereunder. In the event such demand is made:

            6.2.1 If Buyer is not in breach of its obligation under this Agreement, then Escrow Agent shall return to each party the funds, including Buyer's Deposit and all accrued interest thereon to Buyer, and documents theretofore deposited by such party unless Escrow Agent decides (in its uncontrolled discretion) the protection of its interest requires otherwise; in which case Escrow Agent may interplead the deposited funds and documents in a Court of competent jurisdiction.

            6.2.2 Each party shall pay one-half (1/2) of Escrow Agent's fees and incurred expenses, if any.

            6.2.3 If this Agreement and the Escrow are terminated as provided in this Article (except as a result of Seller's breach or default), Buyer shall promptly, upon such termination, deliver to Seller copies of all items delivered to Buyer set forth in Article 7.4 [Property Documents]. The sole remedy of Buyer arising as a result of a failure (other than a

                                                          CONFIDENTIAL TREATMENT

failure arising out of the default of a party under this Agreement) of any of the conditions precedent to Buyer's obligations shall be the termination of Escrow and this Agreement and the return to Buyer of Buyer's Deposit and all interest accrued thereon.

     6.3 SELLER'S CONDITIONS. Seller's obligations to sell the Property and consummate the Close of Escrow shall be contingent upon satisfaction or waiver by Seller of each of the following conditions:

            6.3.1 TITLE POLICY. The Title Insurer shall have issued or committed to issue to Buyer the Title Policy described in Section 11.1.3 as of the Closing.

            6.3.2 REPRESENTATION, Warranties and Covenants of Buyer. Buyer shall have duly performed each and every covenant to be performed by Buyer pursuant to this Agreement as of the Close of Escrow, and Buyer's representations, warranties and covenants set forth in Article 15 hereof shall be true and correct in all material respects as of the Close of Escrow.

            6.3.3 RIGHTS OF FIRST REFUSAL/BUY/SELL RIGHTS. Prior to Opening of Escrow, Seller shall have delivered to Buyer and the Title Insurer written evidence satisfactory to Buyer and the Title Insurer that the Purchase Rights have been waived, terminated or satisfactorily resolved so as to enable Seller to sell the Property to Buyer pursuant to the terms of this Agreement without any exceptions to coverage under the Title Policy with respect to any such Purchase Rights.

            6.3.4 SELLER BOARD APPROVAL. Prior to the Opening of Escrow Seller has delivered to Escrow Agent and Buyer the resolutions adopted by the Board of Directors of San Dieguito Valley, Inc. ("General Partner"), the sole General Partner of the Partnership, setting forth the unconditional approval by such General Partner and the Partnership of this Agreement and the transactions set forth herein.

     6.4 NON-SATISFACTION OF SELLER'S CONDITIONS. Subject to Article 5.4 [Extended Closing Date], in the event any of the conditions set forth in Article
6.3 [Seller's Conditions] is neither satisfied nor waived by Seller within the time specified therefore, as the same may be extended, Seller, provided it is not then in default, may elect to terminate this Agreement and the Escrow by written demand therefore delivered to Buyer and Escrow Agent. The making of such demand shall be optional, not mandatory; no delay in the making of such demand shall affect the rights of Seller hereunder. In the event such demand is made:

            6.4.1 If Buyer is not breach of its obligations under this Agreement, then Escrow Agent shall return to Buyer its Deposit and all accrued interest thereon to Buyer, and return to the parties such other funds and documents theretofore deposited by such party unless Escrow Agent decides (in its uncontrolled discretion) the protection of its interest requires otherwise; in which case Escrow Agent may interplead the deposited funds and documents in a Court of competent jurisdiction.

            6.4.2 Each party shall pay one-half of Escrow Agent's fees and incurred expenses, if any.

                                                          CONFIDENTIAL TREATMENT

            6.4.3 If this Agreement and Escrow is terminated as provided in this Article 6.4 (except as a result of Seller's breach or default) Buyer shall promptly, upon such termination, deliver to Seller copies of all items delivered to Buyer set forth in Article 7.4 [Property Documents]. The sole remedy of Seller arising as a result of a failure (other than a failure arising out of the default by Buyer under this Agreement) of any of the conditions precedent to Seller's obligations shall be the termination of Escrow and this Agreement.

                                    ARTICLE 7

                           OBLIGATIONS AND DISCLOSURES

     7.1 ESCROW NON-LIABILITY. Escrow Agent shall have no concern with or liability or responsibility for this Article.

     7.2 DEFINITIONS. For purposes of this Article 7 and Article 14 (Seller's Warranties), the following terms shall have the meanings set forth below.

            7.2.1 LAWS. "Laws" means all governmental laws, statutes, ordinances, resolutions, rules, regulations, restrictions and requirements applicable to the Property, as amended or supplemented from time to time prior to the Closing Date.

            7.2.2 ENVIRONMENTAL LAWS. "Environmental Laws" means all Laws applicable to the physical condition of the Property or the presence of any substance thereon, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), the Clean Water Act (33 U.S.C. Sections 466 et seq.), the Safe Drinking Water Act (14 U.S.C. Sections 300f et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Sections 5101 et seq.), the Toxic Substances Control Act (15 U.S.C. Sections 2601 et seq.), the California Hazardous Waste Control Act (California Health and Safety Code Sections 25100 et seq.), the California Hazardous Substances Account Act (California Health and Safety Code Sections 25300 et seq.), the Safe Drinking Water and Toxic Enforcement Act ("Proposition 65") (California Health and Safety Code Sections 25249.5 et seq.), and the Porter-Cologne Water Quality Control Act (California Health and Safety Code Sections 13000 et seq.), and any similar federal, state or local Laws, all regulations and publications implementing or promulgated pursuant to the foregoing, as any of the foregoing may be amended or supplemented from time to time.

            7.2.3 HAZARDOUS MATERIALS. "Hazardous Materials" means substances which are flammable; explosive; corrosive; radioactive; toxic; and any substances defined or regulated as hazardous substances, hazardous materials, toxic substances or hazardous wastes in any of the Environmental Laws.

            7.2.4 SELLER'S KNOWLEDGE. The phrases "to the best of Seller's knowledge," "Seller's knowledge" or similar phrases used in this Agreement mean actually or constructively known or disclosed to any officer or director of the General Partner, and excludes all other members of Seller, including, but not limited to, all tenants in common; trusts and the trustees

                                                          CONFIDENTIAL TREATMENT

and beneficiaries thereof; and limited liability companies and officers, directors and managers thereof as set forth in Schedule 1 attached hereto.

     7.3 DUE DILIGENCE INVESTIGATION. For a period commencing upon the Opening of Escrow and ending thirty (30) days thereafter ("Due Diligence Period"), Buyer shall have the right to conduct investigations and retain consultants as it deems necessary to investigate the Property to determine its suitability for development for Buyer's intended purposes. Buyer shall have the right during the Due Diligence Period to examine and approve all things concerning the Property which Buyer deems material to its purchase, use and development of the Property, including, but not limited to, topography, geology, condition of the soil, the presence, storage, discharge, or use of toxic or hazardous materials on the Property, condition of title to the Property, availability and capacity of utilities and sanitary facilities including, without limitation, water, sewer, electricity, gas, telephone, cable television, suitability for intended use, feasibility of development, zoning, fire and police protection, the possibility of moratoria, governmental land use regulations and government fees, fee increases, threatened and endangered species mitigation, and the feasibility and availability of building permits and other entitlements from any governmental agency for the development of the Property including but not limited to any and all applications, fees, procedures and approvals necessary to complete land use entitlement and the final subdivision map for the Property. Buyer understands and agrees that Seller does not, in any respect, guaranty, warrant or represent that any development of the Property will be permitted. As part of Buyer's due diligence investigation, Buyer may seek to obtain the City's execution of an Estoppel Certificate concerning the Settlement Agreement in the form of Exhibit O attached hereto. Seller shall reasonably cooperate with Buyer in seeking to obtain the City's execution of such an Estoppel Certificate. The City's execution of such an Estoppel Certificate shall not be a condition to Close of Escrow. Subject to satisfaction or waiver of the conditions to the Close of Escrow set forth herein, Buyer shall accept the Property in an "as is" condition, and acknowledges that, except as expressly set forth in this Agreement, Seller has not made and does not make any warranty or representation whatsoever as to the physical condition or suitability for intended use of the Property, whether express or implied. Buyer acknowledges and agrees that Buyer is purchasing the Property solely in reliance on Buyer's own investigation (and the representations and warranties of Seller set forth in this Agreement) and that Buyer shall be responsible at its cost and expense to complete the land use entitlement process and final subdivision map for the Property and, except as expressly provided otherwise in this Agreement (including the exhibits hereto), to comply at its expense with all obligations imposed by any agreement, permit or land use entitlement relating to the Property.

     7.4 PROPERTY DOCUMENTS. Prior to the Opening of Escrow, Seller has delivered or caused to be delivered to Buyer copies of those documents relating or applicable to the Property more particularly described in Exhibit "J" ("Property Documents"). Within fourteen (14) days from the Opening of Escrow, Seller shall deliver or cause to be delivered to Buyer copies of all of the following documents within its possession or control relating or applicable to the Mitigation Property (collectively, "Mitigation Land Documents"): a preliminary title report and underlying exception documents; all surveys, geotechnical, soils or grading investigations or reports, environmental, biological, or hazardous materials investigations, reports, assessments or studies, zoning and development permits, licenses, or other approvals, correspondence with federal, state and local government agencies regarding use of the Mitigation Land as mitigation

                                                CONFIDENTIAL TREATMENT REQUESTED

property for the development of the Nobel Land; copies of any property tax bills; and any other documents which materially affect the value or use of the Mitigation Property as mitigation land. Seller specifically represents that to the best of Seller's knowledge the Property Documents and the Mitigation Land Documents include all soils/geotechnical reports, engineering reports, plans and specifications, and hazardous materials or environmental reports relating to the Property or the Mitigation Land, as applicable, which are in Seller's possession or under its reasonable control, and all commitments to, agreements with, or approvals by all federal, state and local governmental agencies, public utilities or other parties affecting the Property or the Mitigation Land, as applicable. Seller has no knowledge or reason to believe that the documents are incomplete or incorrect but Seller makes no warranty or representation of any kind that said documents are accurate or complete. Seller warrants that as to each of said documents there are no unpaid liens or costs for consultant fees for which Buyer would be liable. To the extent that any of said documents are proprietary to the consultant who prepared such documents or require the payment of additional fees for reuse, [CONFIDENTIAL TREATMENT REQUESTED] shall pay all such proprietary and additional fees which arise or accrue from and after Close of Escrow.

     7.5 RIGHT OF ENTRY. During the term of the Escrow, Buyer and its representatives, employees, agents and independent contractors shall have the right, [CONFIDENTIAL TREATMENT REQUESTED], to enter on to the Property for the purpose of obtaining any and all information regarding the Property as Buyer deems appropriate, including, but not by way of limitation, environmental, engineering and survey studies and soils tests. Buyer shall, [CONFIDENTIAL TREATMENT REQUESTED], obtain all governmental approvals and permits necessary to conduct its investigation. Buyer agrees to and does hereby hold Seller harmless from and against any loss, liability or damage resulting from the activities of Buyer, its representatives, agents and independent contractors, or anyone acting pursuant to authorization from Buyer, in relation to the Property and from and against any mechanics' liens or claims of lien resulting therefrom; provided, however, that Buyer shall not be liable or responsible for (a) damage to the Property which is reasonably necessary to the investigation of its physical characteristics, including soils tests and surveying, or (b) any pre-existing conditions or any losses, damages or liabilities resulting or arising therefrom. Buyer shall, however, [CONFIDENTIAL TREATMENT REQUESTED], return the Property as nearly as is practicable to its physical condition immediately prior to its activities thereon and shall repair any physical damage resulting from its activities thereon.

     7.6 RIGHT OF INQUIRY. During the term of this Escrow, Buyer and its representatives, employees, agents and independent contractors shall have the right, [CONFIDENTIAL TREATMENT REQUESTED], to (a) meet with all City, County, district, State, Federal, and other governmental entities and agencies, subject to Buyer providing Seller with reasonable prior notice of the time and place of such meetings, and with all persons or other entities with whom Seller or others have contractual arrangements in connection with or relating to the Property;
(b) discuss with any such entities, agencies or persons the terms of this Agreement, the terms of any contractual arrangements between Seller and any such entity, agency or person and Buyer's proposed development of the Property; and
(c) make any applications to any appropriate governmental agency provided the same will not, in the event Escrow does not close, commit Seller or the Property to any matter so applied for.

                                                          CONFIDENTIAL TREATMENT

     7.7    HOLD HARMLESS AND BUYER INDEMNITY.

            7.7.1 Buyer hereby holds all Sellers described in Schedule 1 including but not limited to as respects the persons and entities listed in
Schedule 1 the partners whether general or limited of any partnership or the members of any limited liability company, the officers, directors, shareholders of any corporation, the trustor, trustee and beneficiary of any trust, and the respective agents, employees, attorneys, and attorneys in fact of each of them (collectively "Seller Indemnified Parties" ), free and harmless and hereby indemnifies the Seller Indemnified Parties from any and all claims, including any claim of any owner or would be purchaser, demands, causes of action and damages, including reasonable attorneys fees, arising from and after Close of Escrow and arising from or relating to all work performed on the Property by or for Buyer, onsite and offsite, or in the vicinity of the Property, including without limitation, claims premised on construction or design defects, after Close of Escrow, and all other acts and events occurring or arising from and after Close of Escrow.

            7.7.2 In addition to the foregoing, Buyer hereby holds the Seller Indemnified Parties free and harmless and hereby indemnifies the Seller Indemnified Parties from any and all claims, demands, causes of action and damages, including reasonable attorneys fees, arising under any land use entitlement, permit or any agreement relating to the Property, occurring or arising from and after the Close of Escrow.

     The foregoing indemnities of Buyer to the Seller Indemnified Parties shall be subject to each of the following:

            (i) Prior payment of a claim or loss shall not be required of the Seller Indemnified Parties.

            (ii) If any of the Seller Indemnified Parties receives a complaint, claim or other notice of any loss, claim, damage or liability which may give rise to an indemnified loss, such Seller Indemnified Party shall promptly notify the indemnitor of such complaint, claim or other notice; provided, however, the omission to so notify the indemnitor shall not relieve the indemnitor from any liability under this Agreement except to the extent liability could have been avoided had such notice been promptly given. In no event, however, shall the indemnitor be obligated to indemnify any of the Seller Indemnified Parties for any settlement of any claim or action effected without the indemnitor's prior written approval.

            (iii) In the event any claim is made or action brought against any of the Seller Indemnified Parties for which a Seller Indemnified Party may be indemnified by the indemnitor under this Agreement the indemnitor shall retain counsel of its choice reasonably acceptable to the Seller Indemnified Party to defend such claim or action and shall permit the Indemnified Party to monitor the defense of such claim or action. The indemnitor shall have the right to defend, compromise, settle, counter-sue, and appeal all such claims and actions.

            (iv) Nothing expressed or referred to in this Article is intended or shall be construed to give any person other than the Seller Indemnified Parties any legal or equitable right, remedy or claim to indemnification under or in respect to this Agreement.

                                                CONFIDENTIAL TREATMENT REQUESTED

     7.8 HOLD HARMLESS AND SELLER INDEMNITY. Seller hereby holds Buyer, and Buyer's officers, directors, members, shareholders, partners, employees, successors and assigns (collectively "Buyer Indemnified Parties"), and each of them, free and harmless and hereby indemnifies the Buyer Indemnified Parties, and each of them, from any and all claims, demands, liabilities, causes of action and damages, including reasonable attorneys' fees ("Claims"), arising prior to the Close of Escrow and arising from or relating to the Property, including, without limitation, all acts and events occurring prior to the Close of Escrow, and any breach by Seller of the representations, warranties and covenants of Seller set forth in this Agreement; provided, however, that, except for Claims arising from a breach by Seller of its representations, warranties and covenants set forth in this Agreement (for which there is no maximum liability), Seller's liability under this Article 7.8 shall not exceed the sum of [CONFIDENTIAL TREATMENT REQUESTED].

     The obligations of Seller to the Buyer Indemnified Parties under this
Article 7.8 shall include and be subject to each of the following:

            (i) Prior payment of a claim or loss shall not be required of the Buyer Indemnified Parties.

            (ii) If any of the Buyer Indemnified Parties receives a complaint, claim or other notice of any loss, claim, damage or liability which may give rise to an indemnified loss hereunder, such Buyer Indemnified Party shall promptly notify Seller of such complaint, claim or other notice; provided, however, the omission to so notify Seller shall not relieve Seller from any liability under this Agreement except to the extent liability could have been avoided had such notice been promptly given. In no event, however, shall Seller be obligated to indemnify any of the Buyer Indemnified Parties for any settlement of any claim or action effected without Seller's prior written approval.

            (iii) In the event any claim is made or action brought against any of the Buyer Indemnified Parties for which a Buyer Indemnified Party is indemnified by Seller under this Agreement, Seller shall retain counsel of its choice reasonably acceptable to the Buyer Indemnified Party to defend such claim or action and shall permit the Buyer Indemnified Party to monitor the defense of such claim or action. Seller shall have the right to defend, compromise, settle, counter-sue, and appeal all such claims and actions.

            (iv) Nothing expressed or referred to in this Article is intended or shall be construed to give any person other than the Buyer Indemnified Parties any legal or equitable right, remedy or claim to indemnification under or in respect to this Agreement.

     7.9 ASSIGNMENTS. Buyer acknowledges and agrees that upon the Close of Escrow it shall become the assignee of those certain matters described in and subject to the terms and conditions of the Assignment Agreement, Assignment and Assumption of Contracts, and Assignment of Rights Under Settlement Agreement (the "Assignments") attached hereto as Exhibit "G", Exhibit "H" and Exhibit "I", respectively.

     7.10 WETLAND RESTORATION. Seller warrants and represents to Buyer that, upon the Close of Escrow, San Dieguito Valley, Inc. shall execute and record in favor of Buyer an

                                                          CONFIDENTIAL TREATMENT

assignment, in the form of Exhibit "M" attached hereto ("Assignment of Easements"), of all of San Dieguito Valley, Inc.'s right, title and interest under that certain easement (the "Easement") for the purpose of Access and Wetlands Restoration described in that Amended and Restated Grant of Easements recorded in the Office of the San Diego County Recorder on December 15, 2001, (document no. 2000-0683653) ("Grant of Easements") as part of the consideration set forth in Article 2.1 [Purchase Price]. Said Easement is located upon a portion of an approximate 27 acre subdivision located in the San Dieguito Valley ("Villas Property") as described in the Grant of Easements, is located in the Coastal Zone and is subject to the jurisdiction of the California Coastal Commission, and benefits the Property as set forth in the CONCEPTUAL WETLAND HABITAT RESTORATION PLAN FOR NOBEL RESEARCH PARK prepared by RECON (no. 3068B) dated May 12, 1999 ("Restoration Plan"), and as set forth in City of San Diego Mitigated Negative Declaration LDR No. 99-0034, pursuant to the approval by the City of San Diego of the aforementioned Mitigated Negative Declaration and Planned Industrial Development/Resource Protection Ordinance Permit No. 99-0034. Said Grant of Easements, a copy of which has been provided to Buyer with the Property Documents, sets forth the terms and conditions under which the grantee of such Easement may enter upon the easement and perform the work and activity required under the foregoing Mitigated Negative Declaration and the Planned Industrial Development/Resource Protection Ordinance Permit ("Wetland Habitat Restoration Activities"). A copy of Coastal Development Permit Amendment 6-98-154-A1 authorizing the Wetland Habitat Restoration Activities has been provided to Buyer, which Permit shall be assigned by Seller to Buyer as set forth in Article 7.09 [Assignments]. Seller represents to Buyer and Buyer acknowledges that Seller has entered into that certain contract amendment with RECON dated January 3, 2001 for the grading, restoration, monitoring, repair, reinstallation and/or reestablishment of Wetland Habitat Restoration Activities upon the Easement as set forth in the above referenced Mitigated Negative Declaration and the Planned Industrial Development/Resource Protection Ordinance Permit. The Title Policy shall include coverage of Buyer's easement rights pursuant to the Assignment of Easements, on terms and conditions acceptable to Buyer.

     7.11 LICENSE AGREEMENT - GARDEN COMMUNITIES. Pursuant to the terms and conditions of that certain license agreement, dated January 26, 2001, as amended (the "License Agreement"), a limited license has been granted by Seller to La Jolla Crossroads, an affiliate of Garden Communities, for the purpose of temporary haul road access generally along and within the Judicial Drive right of way by the licensee to the development site located adjacent to the northwest boundary of the Property. A copy of the License Agreement has been delivered to Buyer as part of the Property Documents. Pursuant to its terms, the license granted under the License Agreement has expired; and Seller agrees to obtain Buyer's prior written approval of any modification or extension of the License Agreement, other than an extension up to the Closing Date.

     7.12 OTHER AGREEMENTS. Buyer acknowledges that Seller, as a part of the process of gaining approvals and entitlements for the development of the Property, provided certain assurances and promises to the City of San Diego University Planning Group, which subsequently endorsed approval of the development of the Property, as follows:

                                                CONFIDENTIAL TREATMENT REQUESTED

                (a) The developer of the Nobel Research Park shall, if so requested by the University Planning Group, provide signal light access to the City proposed Nobel Athletic Field by way of addition of a fourth "leg" to the signal light to be constructed at the intersection of Street "A" (entry to the proposed development on the Property) and Judicial Drive.

                (b) The developer of the Nobel Research Park shall enhance landscaping to the reasonable satisfaction of the University Planning Group at the slope location on the east side of Judicial Drive, north of Street "A".

     Buyer agrees and covenants to implement the above assurances and promises if and when requested by the University Planning Group in the development and construction of improvements on the Property.

                                    ARTICLE 8

                          SELLER'S DELIVERIES TO ESCROW

     Seller shall deliver to Escrow Agent prior to the Closing Date, the following:

     8.1 SELLER'S GRANT DEED. The Grant Deed in the form of Exhibit "F" attached hereto, conveying the Property to Buyer, executed and acknowledged by Seller and/or such other persons as the Title Insurer may require in order to issue the Title Policy.

     8.2 NON-FOREIGN CERTIFICATE. Certificates pursuant to IRC Section 1445 and California Form 597-W, in form and content set forth in Exhibit "K" and Exhibit "L", signed by each Seller (except [CONFIDENTIAL TREATMENT REQUESTED]), certifying that the certifying Seller is or is not a non-resident alien or foreign corporation, foreign partnership, foreign trust or foreign estate, as the case may be. With respect to [CONFIDENTIAL TREATMENT REQUESTED], Seller shall cause to be delivered to Escrow Agent evidence, reasonably satisfactory to Escrow Agent and Buyer, of written agreements having been entered into between [CONFIDENTIAL TREATMENT REQUESTED], the Internal Revenue Service and the Franchise Tax Board regarding payment, or the provision for payment, of taxes by [CONFIDENTIAL TREATMENT REQUESTED] with respect to this transaction; otherwise, Escrow Agent shall withhold from distributions to Seller, for the benefit of [CONFIDENTIAL TREATMENT REQUESTED], such amounts as are required by law to provide for payment of taxes to such taxing authorities in respect of [CONFIDENTIAL TREATMENT REQUESTED] ownership interests in the Property.

     8.3 ASSIGNMENTS. The Assignments described in Article 7.09 [Assignments] fully executed by Seller.

     8.4 ASSIGNMENT OF EASEMENT. The Assignment of Easements for the Wetland Habitat Restoration area described in Article 7.10 [Wetland Restoration] in the form of Exhibit "M" duly executed and acknowledged by San Dieguito Valley, Inc. ("Assignment of Easements").

     8.5 TERMINATION OF MEMORANDUM OF TENANCY-IN-COMMON AGREEMENT. A document in a form approved by the Title Insurer duly executed and acknowledged by Seller to

                                                          CONFIDENTIAL TREATMENT

eliminate the Memorandum of Tenancy-In-Common Agreement recorded upon the Property on March 27, 2000, as document no. 2000-0151333, as an exception to the Title Policy.

                                    ARTICLE 9

                          BUYER'S DELIVERIES TO ESCROW

     Buyer shall deliver to Escrow Agent prior to the Closing Date, the following:

     9.1 CASH. Cash pursuant to Article 2.1 [Purchase Price] and Article 2.2 [Reimbursement], and such sums as are necessary to pay Buyer's Escrow and other charges pursuant to Article 12 [Proration, Fees and Costs].

     9.2 JOINING IN ASSIGNMENTS. Buyer shall promptly join in the execution and if required acknowledgment of all documents within the scope of Article 8.3 [Assignments] so as not to delay the Close of Escrow.

                                   ARTICLE 10

                                 CLOSE OF ESCROW

     10.1 CLOSING DATE. Escrow shall close on a date (the "Closing Date") designated by Buyer which is on or before forty-five days following the Opening of Escrow as provided in Article 3 [Opening of Escrow], unless the Closing Date is extended pursuant to the provisions of Articles 5.3.2 or 5.4 [Extended Closing Date]. "Close of Escrow" or "Closing" means the date Escrow Agent records the Grant Deed in favor of Buyer and delivers the Total Purchase Price to Seller.

                                   ARTICLE 11

                                   THE CLOSING

     11.1 CLOSING PROCEDURE. Escrow Agent shall close the Escrow by recording the following documents in the following order: (a) Grant Deed; (b) such other documents as may be necessary to procure the Title Policy; and (c) the Assignment of Easements, and delivering funds and documents as set forth in
Article 13 entitled "Escrow Agent's Delivery of Funds and Documents" if, AND ONLY IF, each of the following conditions have been satisfied:

            11.1.1 DELIVERY OF FUNDS AND INSTRUMENTS. All funds and instruments described in Article 8 [Seller's Deliveries to Escrow] and Article 9 [Buyer's Deliveries to Escrow] have been delivered to Escrow Agent.

            11.1.2 SATISFACTION OF CONDITIONS. The conditions set forth in
Article 6.1 [Buyer's Conditions] and Article 6.3 [Seller's Conditions] have been, or upon such Closing shall be, satisfied or waived.

            11.1.3 TITLE POLICY. Escrow Agent has procured from Title Insurer an ALTA Owner's policy of title insurance (Form B-1970) with liability in the amount of the Total

                                                CONFIDENTIAL TREATMENT REQUESTED

Purchase Price, insuring that fee title to the Property vests in Buyer subject only to those matters approved, or deemed approved, by Buyer pursuant to Article
5.3 and containing such endorsements as Buyer may have requested and the Title Insurer shall have committed during the Due Diligence Period to issue as of the Closing (the "Title Policy").

                                   ARTICLE 12

                            PRORATION, FEES AND COSTS

     12.1 TAXES. Escrow Agent will prorate (i.e., apportion) between the parties, in cash, to the Close of Escrow, non-delinquent County, City and special district (if any) taxes, based on the latest information available to Escrow Agent. Prorations shall be made on the basis of a thirty (30) day month and a three hundred sixty (360) day year. If any supplemental real estate taxes are, pursuant to California Revenue and Taxation Code Section 75 and following, levied for any period preceding the Close of Escrow, the parties will, immediately after (i) the Close of Escrow or (ii) the issuance of the supplemental real estate tax bill (whichever occurs last) prorate between themselves in cash, without interest, to the date of the Close of Escrow, the supplemental real estate tax as shown by said bill with Seller responsible for the portion of such taxes attributable to the period prior to and including the Closing Date, and Buyer responsible for the portion of such taxes attributable to the period after the Closing Date.

     Escrow Agent shall not be liable or responsible for the proration or collection of supplemental taxes, if any, assessed pursuant to Chapter 498, Statute of 1983 of the State of California.

     12.2 SELLER'S PAYMENT OF CHARGES AND FEES. Seller will pay [CONFIDENTIAL TREATMENT REQUESTED]. -

     12.3 BUYER'S PAYMENT OF CHARGES AND FEES. Buyer will pay [CONFIDENTIAL TREATMENT REQUESTED].

                                   ARTICLE 13

                 ESCROW AGENT'S DELIVERY OF FUNDS AND DOCUMENTS

     13.1 RECORDATION OF DOCUMENTS. Escrow Agent will cause the County Recorder of San Diego County to mail the Grant Deed and Assignment of Easements (and each other

                                                          CONFIDENTIAL TREATMENT

document which is herein expressed to be, or by general usage is, recorded) after recordation, to the grantee or beneficiary acquiring rights under said document.

     13.2 DELIVERY OF DOCUMENTS. Escrow Agent will, at Close of Escrow, deliver by United States Mail (or will hold for personal pickup, if requested) each non-recorded document received hereunder by Escrow Agent to the party acquiring rights under said document.

     13.3 DELIVERY OF FUNDS. Escrow Agent will, at the Close of Escrow, deliver by United States Mail (or will hold for personal pickup, if requested)
(a) to Seller, or order, any funds and documents Seller will be entitled to; and
(b) to Buyer, or order, any excess funds theretofore delivered to Escrow Agent will be entitled to Buyer.

                                   ARTICLE 14

                               SELLER'S WARRANTIES

     In addition to any other express representations, warranties and agreements of Seller contained in this Agreement, the matters set forth in this Article constitute representations and warranties by Seller which are now and shall at the Close of Escrow be true and correct and which shall survive the Close of Escrow and recordation of Seller's Grant Deed.

     14.1   SELLER'S POWER, AUTHORITY AND AUTHORIZATION.

            14.1.1 Each of the entities comprising Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced therein, and to consummate the transactions contemplated herein. All requisite action (whether by partnership, corporation, trust or by limited liability company, as applicable) has been taken by each entity comprising Seller to duly and validly authorize the entity's execution, delivery and performance of this Agreement and the transactions contemplated herein. The individuals executing this Agreement and the instruments referenced therein on behalf of an entity comprising Seller have been duly authorized to execute this Agreement. Each of the Partnership and the General Partner (San Dieguito Valley, Inc.) is duly formed, validly existing and in good standing under the laws of the State of California.

            14.1.2 The execution, delivery and performance of this Agreement and the instruments referenced therein will not violate the terms and conditions of the organizational documents of any entity comprising Seller or the terms and conditions of any agreement or obligation to which the entity is a party or by which it is bound. Neither the execution, delivery and performance of this Agreement, and the instruments referenced herein, by Seller, nor the assignment of Buyer's right, title and interest in and to this Agreement as permitted by the terms and conditions hereof, will violate or activate any of the Purchase Rights, and all such Purchase Rights have been irrevocably waived, expired or terminated with respect to this Agreement and the transactions contemplated hereby pursuant to written consents, waivers and/or approvals heretofore executed by all holders thereof and delivered to Escrow Agent and Buyer prior to the Opening of Escrow. Seller has not received written notice of any proposed transfer by a partner of its interest in the Partnership pursuant to Section
15.1 of the limited partnership agreement of

                                                          CONFIDENTIAL TREATMENT

the Partnership, as amended; and Seller has not received any Election Notice which is still pending pursuant to Section 16.3 of said partnership agreement.

            14.1.3 The persons and entities set forth on Schedule "1" attached hereto constitute all persons and entities having an ownership interest in the Property, and such persons and entities, collectively, hold fee title to all of the Property.

            14.1.4 Seller represents that neither Seller nor any person or entity comprising Seller, is a party to nor bound by any other agreement to sell or offer to sell the Property or any portion thereof to any other party, and that any other prior agreements which Seller (or any of them) may have been subject to or otherwise bound by have been terminated and the other parties thereunder have no further rights or interests under any such agreements with respect to the Property.

     14.2 NOTICE OF VIOLATION. To the best of Seller's knowledge, Seller has not received any notices from governmental authorities pertaining to violations of Laws with respect to the Property or the Easement with which Seller has not fully complied with or corrected, and there are no known violations of Laws with respect to the Property.

     14.3 NO PENDING ACTIONS. There are no actions, proceedings, investigations or condemnation or eminent domain proceedings pending or threatened, in writing, against Seller or the Property, before or by any court, arbitrator, administrative agency or other governmental authority. To the best of Seller's knowledge, there are no actions, proceedings, investigations or condemnation or eminent domain proceedings that are expected to be brought against or with respect to Seller or the Property or the Easement which would materially and adversely affect the ability of Seller to convey the Property to Buyer. To the best of Seller's knowledge, there are no actions or proceedings pertaining to the Property or the Easement which have been threatened or are being contemplated by the City, County, or state or federal agencies or bodies having jurisdiction over the Property.

     14.4 LEASES. There are no oral or written leases, subleases, occupancies or tenancies in effect pertaining to the Property, and no parties other than Seller are in possession of the Property, except as provided in Article 7.11 [License Agreement - Garden Communities].

     14.5 NO LIENS. To the best of Seller's knowledge, there are no liens, encumbrances, covenants, conditions, reservations, restrictions, easements or other matters affecting the Property except as disclosed in the Updated Report and this Agreement.

     14.6 AGREEMENTS AFFECTING THE PROPERTY. To the best of Seller's knowledge, and except as disclosed to Buyer in writing or pursuant to this Agreement, there are no commitments to or agreements with any federal, state or local governmental agencies, public utilities or other parties affecting or binding upon Seller or the Property or the Easement to pay or contribute property or money to construct, install, maintain or provide any improvements on the Property or off-site in connection with the development of the Property.

     14.7 NO DEFAULT. To the best of Seller's knowledge, Seller is not in default, and will not be in default as of the Closing Date, with respect to any of its obligations or liabilities pertaining to the Property or the Easement, nor are there any facts, circumstances, conditions or

                                                          CONFIDENTIAL TREATMENT

events which, but for notice or lapse or time or both, would constitute or result in any such default.

     14.8 TRUE INFORMATION. To the best of Seller's knowledge, all documents, instruments and information delivered to by Buyer, pursuant to the terms hereof, are complete and true copies of such documents or original counterparts thereof and Seller is aware of no inaccuracy in or misrepresentation of the matters contained therein. To the best of Seller's knowledge, none of the representations or warranties of Seller in this Agreement, nor any document, statement, certificate, schedule or other information furnished or to be furnished by Seller to Buyer pursuant to this Agreement or in connection with the transaction contemplated herein contains, or will as of the Close of Escrow contain, any untrue statement of a material fact or omits, or omit any material fact necessary to make the statement of facts contained therein not misleading.

     14.9 CONTRACTS. There are no material contracts affecting the Property except as set forth in Exhibit "G", Exhibit "H" and Exhibit "I".

     14.10 AGREEMENT ENFORCEABLE. No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission is required for the due execution and delivery of this Agreement or for the validity or enforceability thereof against Seller.

     14.11 FUTURE ACTION. During the term of this Escrow, without the prior written consent of Buyer, which consent may not be unreasonably withheld, Seller (or any of them) shall not execute or consent to the execution of any document, agreement or other instrument which may affect, modify, limit or terminate any permits, approvals or entitlements affecting the Property, result in an alteration of the condition of title to the Property or the Easement as approved by Buyer, extend the Closing Date or impair the ability of Seller to deliver title to and possession of the Property to Buyer in accordance with the terms of this Agreement.

     14.12 UNDISCLOSED ASSESSMENTS. Other than as set forth in the Updated Report, as supplemented from time to time, and the Property Documents, to the best of Seller's knowledge there are no pending or proposed assessments nor any understanding or agreement with any taxing authority respecting the imposition or deferment of any taxes or assessments respecting the Property.

     14.13 HAZARDOUS MATERIALS. To the best of Seller's knowledge (1) the Property and the Easement are not in violation of any Environmental Laws; (2) neither Seller nor any third party has used, manufactured, generated, treated, stored, disposed of, or released any Hazardous Materials on, under or about the Property or the Easement or transported any Hazardous Materials over the Property or the Easement; and (3) there has been no presence, use, generation, storage, transportation, release or discharge of Hazardous Materials on, beneath, above or in the vicinity of the Property or the Easement prior to the Closing Date.

     14.14 NO BANKRUPTCY. The persons and entities comprising Seller have neither filed nor been the subject of any filing of a petition under the Federal Bankruptcy Law or any federal

                                                          CONFIDENTIAL TREATMENT

or state insolvency laws or laws for composition of indebtedness or for the reorganization of debtors.

     14.15 COST LIENS. All costs associated with any improvements to, or for the benefit of, the Property have been fully paid and, to the best of Seller's knowledge, there is no basis for any mechanics' or materialmen's lien or any lien for professional services affecting the Property or the Easement as a result of work or services performed or materials provided to Seller or for the benefit of the Property prior to the Close of Escrow.

     14.16 SETTLEMENT AGREEMENT. To the best of Seller's knowledge with respect to the Settlement Agreement:

            14.16.1 Except as more particularly set forth on Exhibit "N" (to be attached hereto by Seller within ten (10) days from Opening of Escrow [Settlement Agreement Actions]) all respective obligations and conditions to such obligations, of the parties to the Settlement Agreement pertaining to the Property have been fully satisfied and performed in accordance with the terms thereof;

            14.16.2 The City has no rights under the Settlement Agreement to acquire or reacquire any portion of the Property, nor any interest therein; and

            14.16.3 Neither Seller nor the City has any right to rescind any provisions contained in, or actions heretofore taken under the Settlement Agreement pertaining to the Property and the use, entitlement and development thereof.

            14.16.4 Neither Seller nor the City is in breach or default of its respective obligations under the Settlement Agreement, and no event has occurred which with notice or lapse of time would constitute an event of default by Seller or the City under the Settlement Agreement.

     14.17 WETLANDS RESTORATION. Except as set forth in the Restoration Plan, the Coastal Development Permit Amendment 6-98-154-A1 or as otherwise disclosed in Article 7.10 [Wetland Restoration], to the best of Seller's knowledge, there is no restriction upon or other impediment to implementation of the Restoration Plan and use of the Easement for purposes of wetlands restoration as set forth in the Restoration Plan.

     14.18 CHANGE IN REPRESENTATION OR WARRANTY. The representations of Seller set forth above in this Article 14 are made as of the date of execution of this Agreement and are intended to be true and correct as of the Close of Escrow. If, subsequent to the date of this Agreement and prior to the Close of Escrow, Seller determines that, as a result of facts or subsequent events discovered or arising after execution of this Agreement, any of such representations (except for those set forth in Section 14.1) [the "Section 14.1 Representations"] are no longer true and correct as of such subsequent date, Seller shall not be in breach of this Agreement, provided that Seller shall promptly notify Buyer in writing ("Change Notice") of such facts or subsequent events and the effect on the applicable representation and provided further that such subsequent event was not caused or consented to by Seller. Seller shall have the option, but not the obligation, to take steps to cure or correct the situation so that the affected representation and any

                                                          CONFIDENTIAL TREATMENT

Section 14.1 Representation will be true and correct as of the Close of Escrow, and, if Seller exercises such option, Seller shall identify the corrective action in the Change Notice. If Seller elects to undertake corrective action such that the affected representation will be true and correct as of the Close of Escrow, the parties shall proceed with performance under this Agreement and the Closing, Seller shall complete such corrective action, and the Closing Date shall be extended for the time reasonably required by Seller to complete such cure, not to exceed thirty (30) days. If Seller does not elect to undertake such corrective action, then, within fifteen (15) days after Buyer's receipt of the Change Notice, but in no event later than the Closing Date, Buyer shall elect, by delivering written notice to Escrow Agent (with a copy to Seller) either to:
(1) proceed with performance of this Agreement and the Closing; or (2) terminate this Agreement and the Escrow for non-satisfaction of a condition. In the event of termination pursuant to this Section, Buyer's Deposit (plus interest earned thereon) shall be returned to Buyer and except for termination resulting from
(A) the failure of a representation to be true as a result of a subsequent event caused or consented to by Seller, or (B) the failure of Section 14.1 Representation to be true as of the Closing, neither party shall have any further obligation hereunder except for any obligations which survive termination under the provisions of this Agreement.

                                   ARTICLE 15

                               BUYER'S WARRANTIES

     15.1 AUTHORITY. Buyer warrants that, subject to satisfaction of the conditions set forth in Article 6.1.5 (Approval by Board of Directors of Buyer), Buyer has the authority to enter into this Agreement and to complete the purchase of the Property as set forth in this Agreement.

     15.2 SATISFACTION AND WARRANTY. Buyer warrants to Seller that Buyer is purchasing the Property in its "as is" condition and based upon Buyer's examination, inspection, and satisfaction as to the physical condition of the Property and all land use and development rights, entitlements and permits.

                                   ARTICLE 16

                                    SURVIVAL

     All of the covenants, representations and warranties of Buyer and Seller set forth in this Agreement, including, without limitation, any and all waivers, hold harmless and indemnity covenants of Buyer and Seller shall survive the Close of Escrow and shall remain in full force and effect.

                                   ARTICLE 17

                     ASSIGNMENT AND INDEMNIFICATION BY BUYER

     17.1 ASSIGNMENT. Buyer shall have the right to assign its rights hereunder ("Permitted Assignment") to (i) any entity that is controlled by, controls, or is under common control with Buyer, provided that such assignee has the financial capacity to consummate the transactions contemplated hereunder, or
(ii) a to-be-identified third party financial institution for purposes of

                                                          CONFIDENTIAL TREATMENT

structuring the purchase of the Property as a synthetic lease ( "Synthetic Lease Entity"). Seller agrees to cooperate with Buyer if Buyer elects to structure the purchase of the Property as a synthetic lease transaction, provided that Seller shall incur no additional third party costs (except as reimbursed by Buyer) or liabilities thereby. Buyer shall indemnify and hold Seller harmless from and against any and all claims asserted by any such Synthetic Lease Entity with respect to any assignment or otherwise arising from the transactions between Buyer, the Synthetic Lease Entity or any other financial institution involved in the proposed synthetic lease transaction, except to the extent any such claim results from Seller's failure to perform its obligations, or a breach of Seller's representations and warranties as set forth in this Agreement and further excepting any other claims which Buyer would have against Seller had Buyer purchased the Property directly from Seller. Except for a Permitted Assignment, Buyer shall not have the right to otherwise assign its rights hereunder without first having obtained Seller's written approval which Seller may approve or deny in its sole and absolute discretion, except that Seller's approval shall not be unreasonably withheld if the original Buyer remains liable for consummating the Close of Escrow pursuant to this Agreement ("Requested Assignment"). Any Permitted Assignment or request for a Requested Assignment shall be submitted to Seller in writing, accompanied by (a) financial statement of the proposed assignee, prepared by a certified public accountant in accordance with generally accepted accounting principles so as to reflect the assignee's financial condition as of a date not earlier than three (3) months prior to the date of such written request; (b) a statement of the proposed assignee's qualification to become the assignee of Buyer's rights; and (c) a written agreement executed by the assignee obligating the assignee to perform the assignor's obligations hereunder in a form reasonably satisfactory to Seller. Approval of any Requested Assignment shall not constitute a waiver of Seller's right to approve or disapprove any subsequent proposed Requested Assignment.

     17.2 EFFECT OF ASSIGNMENT. In the event of any Permitted Assignment or approved Requested Assignment, the assignee shall be and become obligated under the terms of this Agreement as (i) the grantee of the Seller's Grant Deed and any other grant of rights contemplated hereunder, whether by assignment or deed,
(ii) the insured under the Title Policy, (iii) the person(s) having the right or obligation to (a) deliver statements, (b) deliver documents, (c) give approvals,
(d) waive conditions, or (e) make demands, all as may be permitted or required by this Agreement.

                                   ARTICLE 18

                          LIQUIDATED DAMAGES; REMEDIES

     18.1 ESCROW NON-LIABILITY. Escrow Agent shall have no concern with or liability or responsibility for this Article.

     18.2 LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE AND AGREE THAT SELLER WILL SUFFER SUBSTANTIAL DAMAGES IF THE CLOSING DOES NOT OCCUR AS A RESULT OF A DEFAULT BY BUYER. GIVEN FLUCTUATIONS IN LAND VALUES, THE UNPREDICTABLE STATE OF THE ECONOMY AND OF GOVERNMENTAL REGULATIONS, THE FLUCTUATING MONEY MARKET FOR REAL ESTATE LOANS, AND OTHER FACTORS WHICH DIRECTLY AFFECT THE VALUE AND MARKETABILITY OF THE PROPERTY, THE PARTIES REALIZE THAT IT WILL

                                                CONFIDENTIAL TREATMENT REQUESTED

BE EXTREMELY DIFFICULT AND IMPRACTICAL, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY THE ACTUAL AMOUNT OF SELLER'S DAMAGES IN THE EVENT OF SUCH FAILURE TO PERFORM BY BUYER. THEREFORE, THE PARTIES HEREBY AGREE THAT BUYER'S DEPOSIT [CONFIDENTIAL TREATMENT REQUESTED] AND ALL INTEREST ACCRUED THEREON WHILE HELD BY ESCROW AGENT REPRESENTS A REASONABLE ESTIMATE OF SUCH DAMAGES, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF EXECUTION OF THIS AGREEMENT, AND THAT SELLER SHALL HAVE THE RIGHT TO RECEIVE AND RETAIN THE FULL AMOUNT OF THE DEPOSIT AND ACCRUED INTEREST AS LIQUIDATED DAMAGES PURSUANT TO CALIFORNIA CIVIL CODE SECTION 1671, AS SELLER'S SOLE AND EXCLUSIVE REMEDY AS A RESULT OF BUYER'S DEFAULT. SELLER WAIVES ALL RIGHTS AND REMEDIES SELLER OTHERWISE MAY HAVE BASED UPON SUCH DEFAULT, INCLUDING, WITHOUT LIMITATION, ANY RIGHT PURSUANT TO CALIFORNIA CIVIL CODE SECTION 3389 TO SPECIFICALLY ENFORCE THIS AGREEMENT. IF THE CLOSE OF ESCROW FAILS TO OCCUR FOR ANY REASON OTHER THAN BUYER'S DEFAULT UNDER THIS AGREEMENT, BUYER AND SELLER SHALL PROMPTLY GIVE WRITTEN INSTRUCTIONS TO ESCROW AGENT TO IMMEDIATELY RETURN TO BUYER THE DEPOSIT, TOGETHER WITH ALL INTEREST ACCRUED THEREON. BY SIGNING THEIR INITIALS BELOW, EACH PARTY CONFIRMS ITS CONSENT TO AND AGREEMENT WITH THE PROVISIONS OF THIS
PARAGRAPH:

  -----------------------------              ------------------------------
        Seller's Initials                            Buyer's Initials

     The parties agree that a single initial by Archie Wright III, in his capacity as attorney in fact for any of the entities comprising Seller, shall for purposes of this Article 18 be effective as to all such entities.

     18.3 BUYER'S REMEDIES. In the event of a default by Seller, and in addition to the return of the Deposit and interest accrued thereon and the right to terminate this Agreement, Buyer shall have the right to recover damages or to pursue any other remedy available at law or in equity.

                                   ARTICLE 19

                             REAL ESTATE COMMISSION

     Each party warrants to the other that the warranting party has incurred no obligation for a real estate broker's or salesman's commission by reason of this Agreement or the transaction contemplated hereby for which the other party would be liable.

                                                          CONFIDENTIAL TREATMENT

                                   ARTICLE 20

                                     NOTICES

     Unless otherwise specifically provided herein, all notices, demands or other communications given hereunder shall be in writing and shall be deemed delivered as of actual personal delivery or except as to Escrow Agent who may use regular mail, as of the second business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

   If to Seller, to:         San Dieguito Partnership, LP
                             San Dieguito Valley, Inc., General Partner
                             Roy B. Collins, President 656 Fifth Avenue, Suite B
                             San Diego, CA 92101
                             Telephone: (619) 232-6599
                             Fax: (619) 232-6592

   with copy to:             Baker & McKenzie
                             Clark H. Libenson, Esq.
                             101 West Broadway, 12th Floor
                             San Diego, CA 92101
                             Telephone: (619) 235-7778
                             Fax: (619) 236-0429

   If to Buyer, to:          IDEC Pharmaceuticals Corporation
                             Attn:  Phillip Schneider, and Corporate Secretary
                             3030 Callan Road
                             San Diego, CA 92121
                             Telephone: (858) 431-8500
                             Fax: (858) 431-8887

   with copy to:             Allen Matkins Leck Gamble & Mallory LLP
                             Attn:  Ellen B. Spellman, Esq.
                             501 West Broadway, Ninth Floor
                             San Diego, CA 92101
                             Telephone: (619) 233-1155
                             Fax: (619) 233-1158

   If to Escrow Agent, to:   Chicago Title Company
                             Attn: Shelva Molm
                             925 "B" Street
                             San Diego, CA 92101
                             Telephone: (619) 544-6250
                             Fax: (619) 544-6229

or such other address or to such other person as any party shall designate to the others for such purpose in the manner hereinabove set forth.

                                                          CONFIDENTIAL TREATMENT

                                   ARTICLE 21

                                TAX-FREE EXCHANGE

     21.1 BUYER COOPERATION IN TAX DEFERRED EXCHANGE. Buyer shall cooperate with any Seller desiring to exchange its undivided ownership interest in the Property so as to effectuate a tax-free exchange under the provisions of Section 1031 of the Internal Revenue Code. Buyer shall cooperate with Seller by the execution of such documents as are reasonably necessary to effectuate the exchange provided the same (i) does not delay the Close of Escrow (ii) is without any liability, cost or expense to Buyer; and (iii) Buyer is not required thereby to hold title to any property other than the Property.

                                   ARTICLE 22

                    EXTENT OF ESCROW AGENT'S RESPONSIBILITIES

     22.1 ESCROW AGENT LIABILITY. Escrow Agent shall not be liable for any of its acts or omissions unless the same shall constitute negligence or willful misconduct.

     22.2 INFORMING PARTIES. Escrow Agent shall have no obligation to inform any party of any other transaction or of facts within Escrow Agent's knowledge, even though the same concerns the Property, provided such matters do not prevent Escrow Agent's compliance with this Agreement.

     22.3 RESPONSIBILITY FOR DOCUMENTS. Escrow Agent shall not be responsible for (a) the sufficiency or correctness as to form or the validity of any document deposited with Escrow Agent; (b) the manner of execution of any such deposited document, unless such execution occurs in Escrow Agent's premises and under its supervision; or (c) the identity, authority, or rights of any persons executing any document deposited with Escrow Agent.

     22.4 CONFLICTING DEMANDS AND CLAIMS. Should Escrow Agent receive or become aware of conflicting demands or claims with respect to the Escrow, the rights of any party hereto, or funds, documents or property deposited with Escrow Agent, Escrow Agent shall have the right to discontinue any further acts until such conflict is resolved to its satisfaction, and it shall have the further right to commence or defend any action for the determination of such conflict. The parties shall, immediately after demand therefor by Escrow Agent, reimburse Escrow Agent (in such respective proportions as the Court shall determine) any reasonable attorney's fees and court costs incurred by Escrow Agent pursuant to this Paragraph.

     22.5 REPORTING OF TRANSACTION. As the party responsible for closing the transaction contemplated by this Agreement, Escrow Agent will take all steps necessary to report this transaction to the Internal Revenue Service as required by section 6045 of the Internal Revenue Code of 1986. Buyer and Seller will provide Escrow Agent with all documents reasonably required by Escrow Agent to satisfy this reporting requirement.

                                                          CONFIDENTIAL TREATMENT

                                   ARTICLE 23

                               GENERAL PROVISIONS

     23.1   BREACH. The failure of any condition precedent set forth in
Article 6, [Conditions Precedent and Covenants] to be satisfied shall not constitute a breach of this Agreement by either Buyer or Seller provided that the failure of a condition to be satisfied is not the result of a default in the performance of any obligation of the defaulting party.

     23.2 CAPTIONS. Captions in this Agreement are inserted for convenience of reference only and do not define, or limit the scope or the intent of this Agreement or any of the terms hereof.

     23.3 CASH DEFINED. Whenever used in this Agreement the term "cash" means currency, cashier's checks, or Federal Funds wire transferred into Escrow Agent's bank account.

     23.4 CONFIDENTIALITY. Until the Close of Escrow, Seller and Buyer agree to maintain, and cause their respective brokers and representatives to maintain, the confidentiality of their negotiations with one another, and the transactions contemplated by this Agreement. In addition, until the Close of Escrow, Buyer agrees to maintain the confidentiality of all material and/or information respecting the Property received from Seller to the extent such information has been designated by Seller as confidential and is not otherwise within the public domain. Buyer and Seller shall be permitted to disclose the terms of this Agreement and such Property information to its employees, consultants, lenders, partners, attorneys and/or agents responsible for working on this transaction. Buyer and Seller shall also be permitted to disclose the terms of this Agreement to the extent required by law applicable to such party such as, without limitation, in the case of Buyer, reporting requirements of federal and state securities laws and regulations. Seller and Buyer shall also coordinate and consult with one another prior to making any public statements, or any statements that may become public regarding this transaction. At the request of Buyer or Seller, the documentary transfer tax shall be reported in a separate document which shall not be recorded with the Grant Deed.

     23.5 CONSTRUCTION. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

     23.6 COUNTERPARTS. This Agreement may be executed in duplicate originals or in any number of counterparts, and the signature pages of each counterpart may be removed and attached to one agreement which shall be deemed an original, and shall constitute one instrument.

     23.7 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties relating to the transaction contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

     23.8 ESCROW DEFINED. Whenever used in this Agreement the term "Escrow" shall mean the Escrow created by this Agreement.

     23.9 EXHIBITS. All exhibits referred to herein and attached hereto are a part hereof.

                                                          CONFIDENTIAL TREATMENT

     23.10 GENDER. The use herein of (a) the neuter gender includes the masculine and the feminine; and (b) the singular number includes the plural, whenever the context so requires.

     23.11 GOOD FAITH. Seller and Buyer agree to execute all such instruments and documents and to take all actions as may be required in order to consummate the purchase and sale contemplated herein, and to use their best efforts to accomplish the close of this Escrow in accordance with the provisions hereof.

     23.12 ATTORNEYS' FEES. In the event either party commences litigation relating to or arising out of this Agreement, including any action or proceeding for the judicial interpretation, enforcement or rescission hereof, the prevailing party shall be entitled to a judgment against the other for an amount including reasonable attorneys' fees and court and other costs incurred, including attorney fees and court and other costs incurred in and from any appeal resulting therefrom.

     23.13 MODIFICATION. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the owner(s) against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

     23.14 POSSESSION. Possession of the subject Property will be delivered to Buyer as of the close of Escrow.

     23.15 SEVERABILITY. In the event any term, covenant, condition, provision or agreement herein contained is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or agreement shall in no way affect any other term, covenant, condition, provision or agreement herein contained.

     23.16 SUCCESSORS. All terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors, assigns, trusts and beneficiaries thereof.

     23.17 SURVIVAL. All obligations referred to herein to be performed at a time or times after the close of the Escrow, and all warranties and representations contained herein, shall survive the close of the Escrow and the delivery of Seller's Grant Deed.

     23.18  TIME OF ESSENCE. Time is of the essence of this Agreement.

     23.19 RULE OF CONSTRUCTION. The terms of this Agreement have been negotiated in any statute or rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

     23.20 WAIVER. The failure of a party to insist upon another party's strict adherence to any term of this Agreement on any occasion will not be construed as a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                                                          CONFIDENTIAL TREATMENT

     THIS AGREEMENT has been executed in San Diego, California, as of the date set forth at the beginning hereof.

"SELLER"

         SAN DIEGUITO PARTNERSHIP, L.P., a California limited liability company

             By: SAN DIEGUITO VALLEY, INC., a California corporation, its sole General Partner

             By:  /s/ Roy B. Collins
                  ------------------------
                  Roy B. Collins, President


         JOHN R. BENSON AND BARBARA B. MEYER,
         Co-Trustees of the Henrietta Benson Trust UDT 1/30/67

             /s/ Archie T. Wright III
             ------------------------
             John R. Benson, by Archie T. Wright III,
             as his Attorney-in-Fact

             /s/ Archie T. Wright III
             ------------------------
             Barbara B. Meyer, by Archie T. Wright III,
             as her Attorney-in-Fact

         JOHN V. HANNON AND MARGARET E. HANNON,
         Co-Trustees of the John V. Hannon Living Trust UDT 1/26/95

             /s/ Archie T. Wright III
             ------------------------
             John V. Hannon, by Archie T. Wright III,
             as his Attorney-in-Fact

             /s/ Archie T. Wright III
             ------------------------
             Margaret E. Hannon, by Archie T. Wright III,
             as her Attorney-in-Fact

                                                          CONFIDENTIAL TREATMENT

         JOSEPH S. HANNON AND MATTIE SUE HANNON,
         Co-Trustees of the Joseph S. Hannon Living Trust UDT 8/8/95

             /s/ Archie T. Wright III
             ------------------------
             Joseph S. Hannon, by Archie T. Wright III,
             as his Attorney-in-Fact

             /s/ Archie T. Wright III
             ------------------------
             Mattie Sue Hannon, by Archie T. Wright III,
             as her Attorney-in-Fact


         MARY S. BAKER,
         Trustee of the Mary S. Baker Living Trust UDT 5/14/92

             /s/ Archie T. Wright III
             ------------------------
             Mary S. Baker, by Archie T. Wright III,
             as her Attorney-in-Fact


         GUSTAF O. ARRHENIUS AND JENNY L. ARRHENIUS, Co-Trustees of the Arrhenius Family Trust UDT 10/11/79

             /s/ Archie T. Wright III
             ------------------------
             Gustaf O. Arrhenius, by Archie T. Wright III,
             as his Attorney-in-Fact

             /s/ Archie T. Wright III
             ------------------------
             Jenny L. Arrhenius, by Archie T. Wright III,
             as her Attorney-in-Fact


         PIA BARONE, a married woman

             /s/ Archie T. Wright III
             ------------------------
             Pia Barone, by Archie T. Wright III,
             as her Attorney-in-Fact

                                                          CONFIDENTIAL TREATMENT

         LOUIS J. PETERSON AND AGNES F. PETERSON,
         Co-Trustees of the Louis J. Peterson and Agnes F. Peterson Revocable Trust UDT 4/5/96

             /s/ Archie T. Wright III
             ------------------------
             Louis J. Peterson, by Archie T. Wright III,
             as his Attorney-in-Fact

             /s/ Archie T. Wright III
             ------------------------
             Agnes F. Peterson, by Archie T. Wright III,
             as her Attorney-in-Fact

         WILLIAM R. REVELLE,
         Trustee of the William R. Revelle Trust UDT 4/28/89

             /s/ Archie T. Wright III
             ------------------------
             William R. Revelle, by Archie T. Wright III,
             as his Attorney-in-Fact

         REVELLE FAMILY REAL ESTATE LIMITED LIABILITY COMPANY, a
         Delaware limited liability company

             By:  /s/ Archie T. Wright III
                  ------------------------
                  William R. Revelle, by Archie T. Wright III, as his Attorney-in-Fact
             Its: Managing Member


"BUYER"

         IDEC PHARMACEUTICALS CORPORATION, a Delaware corporation

             By:  /s/ Phillip Schneider
                  ------------------------
             Its: SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER

                                                          CONFIDENTIAL TREATMENT

                                  SCHEDULE "1"

                          NOBEL RESEARCH PARK OWNERSHIP
                           APN: 345-010-45; 345-011-25

     February 1, 2001

SUPERVISING CO-TENANT:

     SAN DIEGUITO PARTNERSHIP                                                   28.1083629%

CO-TENANTS:

     Revelle Family Real Estate LLC, a Delaware limited liability company

     John R. Benson and Barbara B. Meyer, Co-Trustees of                        22.7398393%
     the Henrietta Benson Trust UDT 1/30/67

     John V. Hannon and Margaret E. Hannon, Co-Trustees                         11.6067898%
     of the John V. Hannon Living Trust UDT 1/26/95

     Joseph S. Hannon and Mattie Sue Hannon, Co-Trustees of the Joseph S. Hannon Living Trust UDT 8/8/95

     Mary S. Baker, Trustee of the Mary S. Baker Living
     Trust UDT 5/14/92

     Gustaf O. Arrhenius and Jenny L. Arrhenius, Co-Trustees of the
     Arrhenius Family Trust UDT 10/11/79

     Pia Barone, a married woman

     Louis J. Peterson and Agnes F. Peterson, Co-Trustees of
     the Louis J. Peterson and Agnes F. Peterson Revocable
     Trust UDT 4/5/96
                                                                            -------------------

     William R. Revelle, Trustee of the William R.
     Revelle Trust UDT 4/28/89
                                                                            -------------------
                                                                                71.8916371%
                                                                            -------------------
                                                                               100.0000000%

                                                          CONFIDENTIAL TREATMENT

                             CONSENT OF ESCROW AGENT

     The undersigned Escrow Agent hereby agrees to (a) accept the foregoing Agreement and Instructions; (b) be escrow agent under said Agreement and Instructions for the fees therein specified; and (c) be bound by said Agreement and Instructions in the performance of its duties as Escrow Agent; provided, however, the undersigned shall have no obligations, liability or responsibility under this Consent or otherwise, unless and until (a) said Agreement and Instructions, fully signed by the parties, have been delivered to the undersigned; and (b) any amendment to said Agreement and Instructions unless and until the same shall be accepted by the undersigned in writing.

Dated : July __, 2001                             CHICAGO TITLE COMPANY

                                                  By:
                                                      -------------------------

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT "A"

                               NOBEL RESEARCH PARK

                            REAL PROPERTY DESCRIPTION

                                   EXHIBIT "A"

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT "B"

                               NOBEL RESEARCH PARK

                                    PLAT MAP

     Refer to ALTA Survey, dated June 7, 2001, prepared by Rick Engineering

                                   EXHIBIT "B"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT C

                        MITIGATION LAND LEGAL DESCRIPTION

                                   EXHIBIT "C"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT D

                            MITIGATION LAND PLAT MAP

                                   EXHIBIT "D"

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT "E"

                                  TITLE REPORT

                  (CHICAGO TITLE COMPANY, DATED JUNE 25, 2001)

                                   EXHIBIT "E"

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT "F"

                                   GRANT DEED

RECORDING REQUESTED BY                )
AND WHEN RECORDED MAIL TO:            )
                                      )
IDEC Pharmaceuticals Corporation      )
Attention: Mr. Phillip Schneider      )
3030 Callan Road                      )
San Diego, CA  92121                  )
                                      )
MAIL TAX STATEMENTS TO:               )
                                      )
SAME AS ABOVE                         )
                                      )
--------------------------------------------------------------------------------
                                                (Space Above For Recorder's Use)

TAX ASSESSOR' PARCEL NO.
                        -------------------

Amount of Documentary Transfer Tax shown on attached paper -- not for public record.

                                   GRANT DEED

         FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, SAN DIEGUITO PARTNERSHIP, L.P., a California limited partnership, and the undersigned persons and entities (collectively "Grantor"), hereby grant to IDEC PHARMACEUTICALS CORPORATION, a Delaware corporation ("Grantee"), the real property located in the City of San Diego, County of San Diego, State of California, described as follows and hereinafter referred to as the "Property":

                           [INSERT LEGAL DESCRIPTION]

SUBJECT TO:

         (1) All general and special real property taxes and assessments, not delinquent; and

         (2)       All other conditions, covenants, liens, restrictions and

other encumbrances and matters of record in the Official Records of San Diego County, California.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   EXHIBIT "F"

                                                          CONFIDENTIAL TREATMENT

                         [Signature Page to Grant Deed]

          IN WITNESS WHEREOF, Grantor has executed this Grant Deed on

-----------------------

          GRANTOR:            SAN DIEGUITO PARTNERSHIP, L.P.,
                              a California limited liability company

                              By: San Dieguito Valley, Inc.,
                                  a California corporation, General Partner

                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------

                              JOHN R. BENSON AND BARBARA B.
                              MEYER, Co-Trustees of the Henrietta Benson
                              Trust UDT 1/30/67

                                   ---------------------------------------------
                                   John R. Benson, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Barbara B. Meyer, by Archie T. Wright III, as her Attorney-in-Fact

                              JOHN V. HANNON AND MARGARET E.
                              HANNON, Co-Trustees of the John V. Hannon
                              Living Trust UDT 1/26/95

                                   ---------------------------------------------
                                   John V. Hannon, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Margaret E. Hannon, by Archie T. Wright III, as her Attorney-in-Fact

                                   EXHIBIT "F"

                                                          CONFIDENTIAL TREATMENT

                              JOSEPH S. HANNON AND MATTIE SUE
                              HANNON, Co-Trustees of the Joseph S. Hannon
                              Living Trust UDT 8/8/95

                                   ---------------------------------------------
                                   Joseph S. Hannon, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Mattie Sue Hannon, by Archie T. Wright III, as her Attorney-in-Fact

                              MARY S. BAKER, Trustee of the Mary S. Baker
                              Living Trust UDT 5/14/92

                                   ---------------------------------------------
                                   Mary S. Baker, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                   EXHIBIT "F"

                                                          CONFIDENTIAL TREATMENT

                              GUSTAF O. ARRHENIUS AND JENNY L.
                              ARRHENIUS, Co-Trustees of the Arrhenius
                              Family Trust UDT 10/11/79

                                   ---------------------------------------------
                                   Gustaf O. Arrhenius, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Jenny L. Arrhenius, by Archie T. Wright III, as her Attorney-in-Fact

                              PIA BARONE, a married woman

                                   ---------------------------------------------
                                   Pia Barone, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                              LOUIS J. PETERSON AND AGNES F.
                              PETERSON, Co-Trustees of the Louis J. Peterson and Agnes F. Peterson Revocable Trust UDT 4/5/96

                                   ---------------------------------------------
                                   Louis J. Peterson, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Agnes F. Peterson, by Archie T. Wright III, as her Attorney-in-Fact

                              WILLIAM R. REVELLE, Trustee of the
                              William R. Revelle Trust UDT 4/28/89

                                   ---------------------------------------------
                                   William R. Revelle, by Archie T. Wright III, as his Attorney-in-Fact

                                   EXHIBIT "F"

                                                          CONFIDENTIAL TREATMENT

                              REVELLE FAMILY REAL ESTATE
                              LIMITED LIABILITY COMPANY, a Delaware
                              limited liability company

                              By:
                                   -------------------------------------------
                                   William R. Revelle, by Archie T. Wright III,
                                   as his Attorney-in-Fact
                              Its: Managing Member

                                   EXHIBIT "F"

                                                          CONFIDENTIAL TREATMENT

STATE OF
          --------------------------
                                    )  ss
COUNTY OF                           )
          --------------------------

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                          --------------------------------------
                                          Notary Public in and for said State

[SEAL]


STATE OF
          --------------------------
                                    )  ss
COUNTY OF                           )
          --------------------------

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                          --------------------------------------
                                          Notary Public in and for said State

[SEAL]

                                   EXHIBIT "F"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT G

                              ASSIGNMENT AGREEMENT

     This ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment"), effective on ________________________, ____ ("Effective Date"), is executed by SAN DIEGUITO PARTNERSHIP, L.P., a California limited partnership, and those other persons and entities set forth below ("Assignor"), and IDEC PHARMACEUTICALS CORPORATION, a Delaware corporation ("Assignee"), with reference to the following facts:

                                    RECITALS

     A. Pursuant to a Purchase and Sale Agreement and Escrow Instructions ("Purchase Agreement") dated _________________, 2001, Assignee has contracted to purchase certain real property ("Property") owned by Assignor, located in the City of San Diego, County of San Diego, State of California, more particularly described in Exhibit "A" attached to the Purchase Agreement.

     B. As a condition to such purchase, Assignor has agreed to transfer and assign Assignor's interest in certain plans, drawings, specifications, tests, reports, maps, governmental permits, approvals and other entitlements relating to the Property.

     NOW, THEREFORE, in consideration of the mutual covenants set forth in the Purchase Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. ASSIGNMENT. Assignor hereby assigns and transfers to Assignee, as of the Effective Date, the following property (collectively, the "Assigned Property"):

            (a) All of Assignor's right, title and interest in and to the maps, permits, entitlements, rights and approvals issued by the City of San Diego ("City") and any other governmental authorities in connection with the construction, development, operation and use of the Property, all soils tests and reports, surveys, engineering reports, environmental reports, drawings and specifications relating in any way to the Property including, without limitation all of Assignor's right, title and interest in and to those matters more particularly described in Schedule "1" attached hereto;

            (b) All of Assignor's right, title and interest in and to the name "Nobel Research Park" and other intellectual or intangible property relating to the Property.

     2. PRORATION OF OBLIGATIONS. Assignor has paid and shall indemnify, defend and hold Assignee harmless from and against any and all fees, costs and expenses which arose and/or accrued prior to the Effective Date with respect to the Assigned Property. As part of the Assigned Property, Assignor hereby assigns to Assignee any and all deposits with the City, other governmental agencies or other parties in respect of the Assigned Property. From and after the Effective Date, Assignee shall pay and indemnify, defend and hold Assignor harmless from and against any and all fees, costs, expenses and additional deposits which accrue, arise or are required from and after the Effective Date with respect to the Assigned Property.

                                   EXHIBIT "G"

                                                          CONFIDENTIAL TREATMENT

     3. PROPRIETARY INTERESTS. To the extent any of the Assigned Property is proprietary to the consultant or person preparing same or require payment of additional fees for re-use by Assignee, Assignee shall be responsible for obtaining any and all consents required from such consultants or persons and shall pay any fees required for use or re-use of such Assigned property by Assignee.

     4. EFFECTIVE DATE OF ASSIGNMENT. The Assignment shall take effect on the Effective Date set forth above, which is the date of recordation of the Grant Deed conveying the Property from Assignor to Assignee.

     5.     GENERAL PROVISIONS.

            (a) ATTORNEYS' FEES. In the event of any legal action or proceeding between the parties in connection with this Assignment, the prevailing party shall be entitled to recover from the losing party all of its costs and expenses, including court costs and reasonable attorneys' fees.

            (b) GOVERNING LAW. This Assignment shall be governed, construed and enforced in accordance with the laws of the State of California.

            (c) NOTICE. Notice to either party shall be in writing, addressed to the party to be notified at the address specified herein, and either (a) personally delivered, (b) sent by an overnight courier service such as Airborne, Federal Express, or Purolator, (c) sent by first-class mail, registered or certified mail, postage prepaid, return receipt requested, or (d) sent by telecopier with written confirmation of receipt requested. Any such notice shall be deemed received: (a) on the date of receipt if personally delivered; (b) on the date of receipt as evidenced by the receipt provided by an overnight courier service, if sent by such courier; or (c) three (3) business days after deposit in the U.S. Mail, if sent by mail.

                         ASSIGNOR'S ADDRESS FOR NOTICE:

     If to Assignor, to:           San Dieguito Partnership, LP
                                   San Dieguito Valley, Inc., General Partner
                                   Roy B. Collins, President
                                   656 Fifth Avenue, Suite B
                                   San Diego, CA 92101
                                   Telephone:  (619) 232-6599
                                   Fax:  (619) 232-6592

     With copy to:                 Baker & McKenzie
                                   Clark H. Libenson, Esq.
                                   101 West Broadway, 12th Floor
                                   San Diego, CA 92101
                                   Telephone:  (619) 235-7778
                                   Fax:  (619) 236-0429

                                   EXHIBIT "G"

                                                          CONFIDENTIAL TREATMENT

     If to Assignee, to:           IDEC Pharmaceuticals Corporation
                                   3030 Callan Road
                                   San Diego, CA 92121
                                   Attn:    Mr. Phillip Schneider and Corporate
                                            Secretary
                                   Telephone:  (858) 431-8500
                                   Fax:  (858) 431-8887

     With copy to:                 Allen Matkins Leck Gamble & Mallory LLP
                                   501 West Broadway, Ninth Floor
                                   San Diego, CA 92101
                                   Attn:  Ellen B. Spellman, Esq.
                                   Telephone:  (619) 233-1155
                                   Fax:  (619) 233 1158

     If to Escrow Agent, to:       Chicago Title Company
                                   925 "B" Street
                                   San Diego, CA 92101
                                   Attn:  Ms. Shelva Molm
                                   Telephone:  (619) 544-6250
                                   Fax:  (619) 544-6229

     Either party may change its address for notice by delivering written notice to the other party as provided herein.

            (d) SUCCESSORS. This Assignment shall be binding on and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and assigns.

                                   EXHIBIT "G"

                                                          CONFIDENTIAL TREATMENT

            IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment to be effective as of the Effective Date set forth above.

            "ASSIGNOR"        SAN DIEGUITO PARTNERSHIP, L.P.,
                              a California limited liability company

                              By:  San Dieguito Valley, Inc.,
                                   a California corporation, General Partner

                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------

                              JOHN R. BENSON AND BARBARA B.
                              MEYER, Co-Trustees of the Henrietta Benson
                              Trust UDT 1/30/67

                                   ---------------------------------------------
                                   John R. Benson, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Barbara B. Meyer, by Archie T. Wright III, as her Attorney-in-Fact

                              JOHN V. HANNON AND MARGARET E.
                              HANNON, Co-Trustees of the John V. Hannon
                              Living Trust UDT 1/26/95

                                   ------------------------------------------
                                   John V. Hannon, by Archie T. Wright III, as his Attorney-in-Fact

                                   ------------------------------------------
                                   Margaret E. Hannon, by Archie T. Wright III, as her Attorney-in-Fact

                                   EXHIBIT "G"

                                                          CONFIDENTIAL TREATMENT

                              JOSEPH S. HANNON AND MATTIE SUE
                              HANNON, Co-Trustees of the Joseph S. Hannon
                              Living Trust UDT 8/8/95

                                   ---------------------------------------------
                                   Joseph S. Hannon, by Archie T. Wright III, as his Attorney-in-Fact


                                   Mattie Sue Hannon, by Archie T. Wright III, as her Attorney-in-Fact


                              MARY S. BAKER, Trustee of the Mary S. Baker
                              Living Trust UDT 5/14/92

                                   ---------------------------------------------
                                   Mary S. Baker, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              GUSTAF O. ARRHENIUS AND JENNY L.
                              ARRHENIUS, Co-Trustees of the Arrhenius
                              Family Trust UDT 10/11/79

                                   ---------------------------------------------
                                   Gustaf O. Arrhenius, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Jenny L. Arrhenius, by Archie T. Wright III, as her Attorney-in-Fact


                              PIA BARONE, a married woman

                                   ---------------------------------------------
                                   Pia Barone, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                   EXHIBIT "G"

                                                          CONFIDENTIAL TREATMENT

                              LOUIS J. PETERSON AND AGNES F.
                              PETERSON, Co-Trustees of the Louis J. Peterson and Agnes F. Peterson Revocable Trust UDT 4/5/96

                                   ---------------------------------------------
                                   Louis J. Peterson, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Agnes F. Peterson, by Archie T. Wright III, as her Attorney-in-Fact


                              WILLIAM R. REVELLE, Trustee of the
                              William R. Revelle Trust UDT 4/28/89

                                   ---------------------------------------------
                                   William R. Revelle, by Archie T. Wright III, as his Attorney-in-Fact


                              REVELLE FAMILY REAL ESTATE
                              LIMITED LIABILITY COMPANY, a Delaware
                              limited liability company

                              By:
                                   -------------------------------------------
                                   William R. Revelle, by Archie T. Wright III,
                                   as his Attorney-in-Fact
                              Its: Managing Member


     "ASSIGNEE"               DEC PHARMACEUTICALS CORPORATION,
                              a Delaware corporation

                              By:
                                   -------------------------------------------
                              Name:
                                   -------------------------------------------
                              Its:
                                   -------------------------------------------

                                   EXHIBIT "G"

                                                          CONFIDENTIAL TREATMENT

                                   SCHEDULE 1

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                ASSIGNED PROPERTY

     1.     Vesting Tentative Map No. 99-0034

            - Resolution R-292054 adopted by San Diego City Council on August 3, 1999

     2. Planned Industrial Development/Resource Protection Ordinance Permit No. 99-0034

            - Resolution R-292055 adopted by San Diego City Council on August 3, 1999

     3. Ordinance O-18677 approving zone change from R-1-5 to Scientific Research (SR) adopted by San Diego City Council on September 14, 1999

     4.     Certification of Mitigated Negative Declaration DEP 99-0034

            - Resolution R-292053 adopted by San Diego City Council on August 3, 1999

     5.     Planned Industrial Permit recorded March 17, 2000

     6.     Design Guidelines dated June 28, 1999

     7.     California Coastal Commission Amendment 6-98-154-A1 dated
            November 1, 1999 (Implementation of 0.90 acre wetland creation and enhancement)

     8. Non-Exclusive Mitigation Easement recorded November 4, 1999, as amended and restated and recorded on December 15, 2000

     9.     Geotechnical Report Prepared by Robert Prater Associates February
            28, 1999

     10.    Phase I Report Prepared by Robert Prater Associates January 29, 1999

     11. Mitigated Negative Declaration & Technical Appendices (DEP 99-0034) Prepared by RECON Final Report June 30, 1999

            -   Wetland Delineation Report

            -   Biological Resources Survey

            -   Cultural Resource Survey

                                   SCHEDULE 1

                                                          CONFIDENTIAL TREATMENT

            -   Conceptual Wetland Habitat Restoration Plan

            -   Quino Checkerspot Butterfly Flight Survey Report

            -   Noise Technical Report

     12.    Traffic Impact Analysis Prepared by Kimley Horn Associates May 19,
            1999

     13.    Water Study Prepared by Powell & Associates September 10, 1999

     14.    Department of Fish and Game Streambed Alteration Permit (Section
            1603) Notification No. 5-217-99

     15. Settlement Agreement by and between the City of San Diego and the San Dieguito Partnership dated November 16, 1998

            -   First Amendment to Settlement Agreement dated December 21,
                1999

            - Letter Agreement by and between the City of San Diego and the San Dieguito Partnership dated December 21, 1999

     16. Approved Vesting Tentative Map No. 99-0034 (Drawings), prepared by Rick Engineering

     17. Preliminary Plans and Drawings for Mass Grading of the Nobel Research Park and Improvement of Judicial Drive pursuant to private contract No. J-13360B dated December 14, 2000; prepared by Rick Engineering

     18.    ALTA Survey dated June 7, 2001, prepared by Rick Engineering

     19. License Agreement by and between San Dieguito Partnership as Licensor and La Jolla Crossroads 1 LLC (Garden Communities) as Licensee dated January 26, 2001, as amended April 6, 2001.

     20. All rights and privileges related to or arising from any and all studies, reports, surveys, plans, drawings, permits, approvals and agreements of any kind or nature undertaken, made, issued or granted on behalf of the Nobel Research Park.

                                   SCHEDULE 1

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT H

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS

     This ASSIGNMENT AND ASSUMPTION OF CONTRACTS ("Assignment"), effective on ______________, 2001 ("Effective Date"), is executed by SAN DIEGUITO PARTNERSHIP, L.P., a California limited partnership, and those other persons and entities set forth below ("Assignor"), and IDEC PHARMACEUTICALS CORPORATION, a Delaware corporation ("Assignee"), with reference to the following facts:

                                R E C I T A L S :

     A. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions ("Purchase Agreement") dated _____________, 2001, Assignor has contracted to sell and Assignee has contracted to purchase certain real property more particularly described in Exhibit "A" attached to the Purchase Agreement ("Property").

     B. Pursuant to the Purchase Agreement, Assignor has agreed to transfer and assign, and Assignee has agreed to assume, certain contractual obligations of Assignor relating to the Property.

                               A G R E E M E N T :

     NOW, THEREFORE, in consideration of the mutual covenants set forth in the Purchase Agreement and the mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. ASSIGNMENT OF CONTRACTS. Assignor hereby assigns and transfers to Assignee all its right, title and interest in and to the contracts listed on Schedule "1" attached hereto and made a part hereof ("Contracts").

     2. ASSUMPTION OF CONTRACTS. Assignee hereby accepts said assignment, expressly assumes Assignor's interest in the Contracts and agrees to be bound by all the terms, conditions and covenants thereof, and agrees to perform all the obligations imposed on Assignor thereunder arising on or after the Effective Date.

     3. EFFECTIVE DATE. The assignment and assumption shall take effect on the Effective Date first set forth above, which is the date of recordation of the grant deed transferring the Real Property from Assignor to Assignee.

     4. PAYMENT. Assignor represents and warrants that, as of the Effective Date, all sums due and payable by Assignor under the Contracts for work and services performed or materials delivered prior to the Effective Date have been paid in full.

     5. INDEMNITY. Assignee shall indemnify, protect, hold harmless and defend (by counsel reasonably approved by Assignor) Assignor from and against any and all losses, liabilities, claims, demands, damages, costs or other expenses, including reasonable attorneys' fees, arising from or relating to any breach or default or obligation under the Contracts occurring

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

on or after the Effective Date. Assignor shall indemnify, protect, hold harmless and defend (by counsel reasonably approved by Assignee) Assignee from and against any and all losses, liabilities, claims, demands, damages, costs or other expenses, including reasonable attorneys' fees, arising from or relating to any breach or default or obligation under the Contracts occurring prior to the Effective Date.

     6.     GENERAL PROVISIONS.

            (a) ATTORNEYS' FEES. In the event of any legal action or proceeding between the parties arising out of this Assignment, the losing party shall pay the prevailing party's legal costs and expenses, including, but not limited to, reasonable attorneys' fees as determined by the court.

            (b) ASSIGNMENT/SUCCESSORS. This Assignment shall inure to the benefit of and be binding upon the parties and their respective legal representatives, heirs, successors and assigns, including any nominee or assignee of Assignee under the Purchase Agreement.

            (c) AUTHORITY. Each party represents and warrants that it has full power and authority to execute and fully perform its obligations under this Assignment pursuant to its governing instruments, without the need for any further action, and that the person(s) executing this Assignment on behalf of such party are duly designated agents and are authorized to do so.

            (d) COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement after each party has executed such a counterpart.

            (e) GOVERNING LAW. This Assignment shall be governed, construed and enforced in accordance with the laws of the State of California.

            (f) NOTICE. Notice to either party shall be in writing, addressed to the party to be notified at the address specified herein, and either (1) personally delivered, or (2) sent by a recognized national overnight courier service such as Airborne, Federal Express or Purolator which provides a receipt upon delivery, or (3) sent by registered or certified first-class U.S. mail, postage prepaid, return receipt requested. Any such notice shall be deemed received on the date of receipt if personally delivered, or on the date of delivery evidenced by the receipt provided by the courier service or the registered or certified mail receipt, as the case may be.

     If to Assignor, to:           San Dieguito Partnership, LP
                                   San Dieguito Valley, Inc., General Partner
                                   Roy B. Collins, President
                                   656 Fifth Avenue, Suite B
                                   San Diego, CA 92101
                                   Telephone: (619) 232-6599
                                   Fax:  (619) 232-6592

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

     With copy to:                 Baker & McKenzie
                                   Clark H. Libenson, Esq.
                                   101 West Broadway, 12th Floor
                                   San Diego, CA 92101
                                   Telephone:  (619) 235-7778
                                   Fax:  (619) 236-0429

     If to Assignee, to:           IDEC Pharmaceuticals Corporation
                                   3030 Callan Road
                                   San Diego, CA 92121
                                   Attn:    Mr. Phillip Schneider and Corporate
                                            Secretary
                                   Telephone:  (858) 431-8500
                                   Fax:  (858) 431-8887

     With copy to:                 Allen Matkins Leck Gamble & Mallory LLP
                                   501 West Broadway, Ninth Floor
                                   San Diego, CA 92101
                                   Attn:  Ellen B. Spellman, Esq.
                                   Telephone:  (619) 233-1155
                                   Fax:  (619) 233 1158

     If to Escrow Agent, to:       Chicago Title Company
                                   925 "B" Street
                                   San Diego, CA 92101
                                   Attn:  Ms. Shelva Molm
                                   Telephone:  (619) 544-6250
                                   Fax:  (619) 544-6229

     Either party may change its address for notice by delivering written notice to the other party as provided herein.

                        [Signatures Appear on Next Page]

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

     IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption of Contracts to be effective on the Effective Date first set forth above.

                              "ASSIGNOR"

                              SAN DIEGUITO PARTNERSHIP, L.P.,
                              a California limited liability company

                              By:  SAN DIEGUITO VALLEY, INC.,
                                   a California corporation, General Partner

                              By:
                                   -----------------------------------------
                                   Roy B. Collins, President


                              JOHN R. BENSON AND BARBARA B. MEYER,
                              Co-Trustees of the Henrietta Benson Trust
                              UDT 1/30/67

                                   -----------------------------------------
                                   John R. Benson, by Archie T. Wright III, as his Attorney-in-Fact

                                   -----------------------------------------
                                   Barbara B. Meyer, by Archie T. Wright III, as her Attorney-in-Fact


                              JOHN V. HANNON AND MARGARET E. HANNON,
                              Co-Trustees of the John V. Hannon Living Trust UDT 1/26/95

                                   -----------------------------------------
                                   John V. Hannon, by Archie T. Wright III, as his Attorney-in-Fact

                                   -----------------------------------------
                                   Margaret E. Hannon, by Archie T. Wright
                                   III, as her Attorney-in-Fact

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

                              JOSEPH S. HANNON AND MATTIE SUE HANNON,
                              Co-Trustees of the Joseph S. Hannon Living
                              Trust UDT 8/8/95

                                   -----------------------------------------
                                   Joseph S. Hannon, by Archie T. Wright III, as his Attorney-in-Fact

                                   -----------------------------------------
                                   Mattie Sue Hannon, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              MARY S. BAKER, Trustee of the Mary S. Baker
                              Living Trust UDT 5/14/92

                                   -----------------------------------------
                                   Mary S. Baker, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              GUSTAF O. ARRHENIUS AND JENNY L. ARRHENIUS,
                              Co-Trustees of the Arrhenius Family Trust UDT 10/11/79

                                   -----------------------------------------
                                   Gustaf O. Arrhenius, by Archie T. Wright
                                   III, as his Attorney-in-Fact

                                   -----------------------------------------
                                   Jenny L. Arrhenius, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              PIA BARONE, a married woman

                                   -----------------------------------------
                                   Pia Barone, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

                              LOUIS J. PETERSON AND AGNES F. PETERSON,
                              Co-Trustees of the Louis J. Peterson and
                              Agnes F. Peterson Revocable Trust UDT 4/5/96

                                   -----------------------------------------
                                   Louis J. Peterson, by Archie T. Wright
                                   III, as his Attorney-in-Fact

                                   -----------------------------------------
                                   Agnes F. Peterson, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              WILLIAM R. REVELLE,
                              Trustee of the William R. Revelle Trust
                              UDT 4/28/89

                                   -----------------------------------------
                                   William R. Revelle, by Archie T. Wright
                                   III, as his Attorney-in-Fact


                              REVELLE FAMILY REAL ESTATE LIMITED LIABILITY
                              COMPANY, a Delaware limited liability company

                              By:
                                   -----------------------------------------
                                   William R. Revelle, by Archie T. Wright
                                   III, as his Attorney-in-Fact Its:
                                   Managing Member


                              "ASSIGNEE"

                              IDEC PHARMACEUTICALS CORPORATION,
                              a Delaware corporation

                              By:
                                   -----------------------------------------

                                   EXHIBIT "H"

                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT 1

                           LIST OF ASSIGNED CONTRACTS

- Contract by and between San Dieguito Partnership and RECON, under contract amendment dated January 3, 2001, in the amount of [CONFIDENTIAL TREATMENT REQUESTED], for the purpose of implementation and [CONFIDENTIAL TREATMENT REQUESTED] monitoring and maintenance of wetland restoration activities as required by MMRP.

- Contract by and between San Dieguito Partnership and Rick Engineering dated December 14, 2000 in the amount of [CONFIDENTIAL TREATMENT REQUESTED] (amendment pending), for the purpose of preparing mass grading and improvement drawings for submittal to the City of San Diego.

- License Agreement, dated January 26, 2001, as amended, between San Dieguito Partnership, as licensor, and La Jolla Crossroads, as licensee.

                                   EXHIBIT "1"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT I

                 ASSIGNMENT OF RIGHTS UNDER SETTLEMENT AGREEMENT

     This Assignment of Rights Under Settlement Agreement ("Assignment"), effective ______________, 2001 ("Effective Date"), is executed by SAN DIEGUITO PARTNERSHIP, L.P. (the "Partnership"), San Dieguito Valley, Inc. ("SDV") and those other persons and entities set forth below ("Assignor"), and IDEC PHARMACEUTICALS CORPORATION, a Delaware corporation ("Assignee"), with reference to the following facts:

     A. The Partnership, SDV and the City Council of San Diego and the City of San Diego (collectively the "City") entered into that certain Settlement Agreement dated November 16, 1998, thereafter amended by that certain First Amendment to Settlement Agreement dated December 21, 1999, and further evidenced by that certain Letter Agreement resolving certain issues related to the Settlement Agreement, as amended, dated December 21, 1999. The Settlement Agreement, First Amendment to Settlement Agreement, and the Letter Agreement are collectively referred to herein as the "Settlement Agreement".

     B. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions ("Purchase Agreement"), dated July ___, 2001, by and between Assignor and Assignee, Assignee has agreed to purchase certain real property more particularly described in the Purchase Agreement and referred to therein and in the Settlement Agreement as "Nobel Research Park" (the "Nobel Property").

     C. Pursuant to the Purchase Agreement, Assignor desires to assign and Assignee desires to accept the assignment of all of Assignor's right, title, interest and benefits under the Settlement Agreement relating to the Nobel Property.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as set forth below.

     1. ASSIGNMENT; RESERVATION. As of the Effective Date, Assignor hereby assigns to Assignee all of Assignor's right, title, interest and benefits (but not Assignor's obligations) under the Settlement Agreement relating to the Nobel Property, including but not limited to (a) any covenants, representations and warranties agreed to or made by the City, and (b) any rights or benefits arising or flowing from the Settlement Agreement, including but not limited to any rights of Assignor in, under or to those certain development permits, governmental approvals, consents, orders, agreements or the like issued with respect to the Nobel Property. Assignor hereby reserves from the foregoing assignment, on a non-exclusive basis, any rights to indemnity or otherwise which it may have under the Settlement Agreement against the City to defend against any third-party claims brought against Assignor for which the City may have responsibility under the Settlement Agreement.

     2. NO ASSUMPTION. Assignee does not assume any of Assignor's obligations or duties set forth in or arising out of the Settlement Agreement, including but not limited to, any obligations in connection with SDP's Property (as defined in the Settlement Agreement).

                                   EXHIBIT "I"

                                                          CONFIDENTIAL TREATMENT

     3. EFFECTIVE DATE OF ASSIGNMENT. The Assignment shall take effect on the Effective Date set forth above, which is the date of recordation of the Grant Deed conveying the Nobel Property from Assignor to Assignee.

     4.     GENERAL PROVISIONS.

            (a) ATTORNEYS' FEES. In the event of any legal action or proceeding between the parties in connection with this Assignment, the prevailing party shall be entitled to recover from the losing party all of its costs and expenses, including court costs and reasonable attorneys' fees.

            (b) GOVERNING LAW. This Assignment shall be governed, construed and enforced in accordance with the laws of the State of California.

            (c) NOTICE. Notice to either party shall be in writing, addressed to the party to be notified at the address specified herein, and either (a) personally delivered, (b) sent by an overnight courier service such as Airborne, Federal Express, or Purolator, (c) sent by first-class mail, registered or certified mail, postage prepaid, return receipt requested, or (d) sent by telecopier with written confirmation of receipt requested. Any such notice shall be deemed received: (a) on the date of receipt if personally delivered; (b) on the date of receipt as evidenced by the receipt provided by an overnight courier service, if sent by such courier; or (c) three (3) business days after deposit in the U.S. Mail, if sent by mail.

                         ASSIGNOR'S ADDRESS FOR NOTICE:

     If to Assignor, to:           San Dieguito Partnership, LP
                                   San Dieguito Valley, Inc., General Partner
                                   Roy B. Collins, President
                                   656 Fifth Avenue, Suite B
                                   San Diego, CA 92101
                                   Telephone:  (619) 232-6599
                                   Fax:  (619) 232-6592

     With copy to:                 Baker & McKenzie
                                   Clark H. Libenson, Esq.
                                   101 West Broadway, 12th Floor
                                   San Diego, CA 92101
                                   Telephone:  (619) 235-7778
                                   Fax:  (619) 236-0429

     If to Assignee, to:           IDEC Pharmaceuticals Corporation
                                   3030 Callan Road
                                   San Diego, CA 92121
                                   Attn:    Mr. Phillip Schneider and Corporate
                                            Secretary
                                   Telephone:  (858) 431-8500
                                   Fax:  (858) 431-8887

                                   EXHIBIT "I"

                                                          CONFIDENTIAL TREATMENT

     With copy to:                 Allen Matkins Leck Gamble & Mallory LLP
                                   501 West Broadway, Ninth Floor
                                   San Diego, CA 92101
                                   Attn:  Ellen B. Spellman, Esq.
                                   Telephone:  (619) 233-1155
                                   Fax:  (619) 233 1158

     If to Escrow Agent, to:       Chicago Title Company
                                   925 "B" Street
                                   San Diego, CA 92101
                                   Attn:  Ms. Shelva Molm
                                   Telephone:  (619) 544-6250
                                   Fax:  (619) 544-6229

     Either party may change its address for notice by delivering written notice to the other party as provided herein.

            (d) SUCCESSORS. This Assignment shall be binding on and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and assigns.

                                   EXHIBIT "I"

                                                          CONFIDENTIAL TREATMENT

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment to be effective as of the Effective Date set forth above.

     "ASSIGNOR"               SAN DIEGUITO PARTNERSHIP, L.P.,
                              a California limited liability company

                              By:  San Dieguito Valley, Inc.,
                                   a California corporation, General Partner

                                   By:
                                       -----------------------------------------
                                       Roy B. Collins, President


                              SAN DIEGUITO VALLEY, L.P.,
                              a California corporation, General Partner

                              By:  San Dieguito Valley, Inc.,
                                   a California corporation, General Partner

                                   By:
                                      ------------------------------------------
                                      Roy B. Collins, President


                              JOHN R. BENSON AND BARBARA B. MEYER
                              Co-Trustees of the Henrietta Benson Trust UDT 1/30/67

                                   ---------------------------------------------
                                   John R. Benson, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Barbara B. Meyer, by Archie T. Wright III, as her Attorney-in-Fact


                              JOHN V. HANNON AND MARGARET E.
                              HANNON, Co-Trustees of the John V. Hannon
                              Living Trust UDT 1/26/95

                                   ---------------------------------------------
                                   John V. Hannon, by Archie T. Wright III, as his Attorney-in-Fact

                                   ---------------------------------------------
                                   Margaret E. Hannon, by Archie T. Wright III, as her Attorney-in-Fact

                                   EXHIBIT "I"

                                                          CONFIDENTIAL TREATMENT

                              JOSEPH S. HANNON AND MATTIE SUE HANNON,
                              Co-Trustees of the Joseph S. Hannon Living
                              Trust UDT 8/8/95

                                   -----------------------------------------
                                   Joseph S. Hannon, by Archie T. Wright III, as his Attorney-in-Fact

                                   -----------------------------------------
                                   Mattie Sue Hannon, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              MARY S. BAKER, Trustee of the Mary S. Baker
                              Living Trust UDT 5/14/92

                                   -----------------------------------------
                                   Mary S. Baker, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              GUSTAF O. ARRHENIUS AND JENNY L. ARRHENIUS,
                              Co-Trustees of the Arrhenius Family Trust UDT 10/11/79

                                   -----------------------------------------
                                   Gustaf O. Arrhenius, by Archie T. Wright
                                   III, as his Attorney-in-Fact

                                   -----------------------------------------
                                   Jenny L. Arrhenius, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              PIA BARONE, a married woman

                                   -----------------------------------------
                                   Pia Barone, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                   EXHIBIT "I"

                                                          CONFIDENTIAL TREATMENT

                              LOUIS J. PETERSON AND AGNES F. PETERSON,
                              Co-Trustees of the Louis J. Peterson and
                              Agnes F. Peterson Revocable Trust UDT 4/5/96

                                   -----------------------------------------
                                   Louis J. Peterson, by Archie T. Wright
                                   III, as his Attorney-in-Fact

                                   -----------------------------------------
                                   Agnes F. Peterson, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              REVELLE FAMILY REAL ESTATE LIMITED LIABILITY
                              COMPANY, a Delaware limited liability company

                              By:
                                   -----------------------------------------
                                   William R. Revelle, by Archie T. Wright
                                   III, as his Attorney-in-Fact
                                   Its: Managing Member

"ASSIGNEE"

                              IDEC PHARMACEUTICALS CORPORATION,
                              a Delaware corporation

                              By:
                                   -----------------------------------------
                              Name:
                                   -----------------------------------------
                              Its:
                                   -----------------------------------------

                                   EXHIBIT "I"

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT "J"

                               PROPERTY DOCUMENTS

     A.     Aerial Photograph

     B.     Vesting Tentative Map No. 99-0034

-    Resolution R-292054 adopted by San Diego City Council on August 3, 1999

     C. Planned Industrial Development/Resource Protection Ordinance Permit No. 99-0034

-    Resolution R-292055 adopted by San  Diego City Council on August 3, 1999

     D. Ordinance O-18677 approving zone change from R-1-5 to Scientific Research (SR) adopted by San Diego City Council on September 14, 1999

     E.     Certification of Mitigated Negative Declaration DEP 99-0034

-    Resolution R-292053 adopted by San  Diego City Council on August 3, 1999

     F.     Planned Industrial Permit recorded March 17, 2000

     G.     Design Guidelines dated June 28, 1999

     H. California Coastal Commission Amendment 6-98-154-A1 dated November 1, 1999 (Implementation of 0.90 acre wetland creation and enhancement)

     I. Non-Exclusive Mitigation Easement recorded November 4, 1999, as amended and restated and recorded on December 14, 2000

     J.     Preliminary Title Report (with printed exceptions)
            Prepared by Chicago Title Company
            Order No. 13048042-U16
            April 17, 2001

     K.     Geotechnical Report
            Prepared by Robert Prater Associates
            February 28, 1999

     L.     Phase I Report
            Prepared by Robert Prater Associates
            January 29, 1999

                                   EXHIBIT "J"

                                                          CONFIDENTIAL TREATMENT

     M. Mitigated Negative Declaration & Technical Appendices (DEP 99-0034) Prepared by RECON
            Final Report June 30, 1999
            Wetland Delineation Report

-    Biological Resources Survey

-    Cultural Resource Survey

-    Conceptual Wetland Habitat Restoration Plan

-    Quino Checkerspot Butterfly Flight Survey Report

-    Noise Technical Report

     N.     Traffic Impact Analysis
            Prepared by Kimley Horn Associates
            May 19, 1999

     O.     Water Study
            Prepared by Powell & Associates
            September 10, 1999

     P.     Department of Fish and Game
            Streambed Alteration Permit (Section 1603)
            Notification No. 5-217-99

     Q. Settlement Agreement by and between the City of San Diego and the San Dieguito Partnership dated November 16, 1998

-    First Amendment to Settlement Agreement dated December 21, 1999

- Letter Agreement by and between the City of San Diego and the San Dieguito Partnership dated December 21, 1999

     R. Memorandum of Tenancy in Common Agreement dated March 27, 2000; recorded March 31, 2000

     S.     Memorandum to Prospective Purchasers dated March 15, 2001

     T. License Agreement by and between San Dieguito Partnership as Licensor and La Jolla Crossroads 1, LLC (Garden Communities) as Licensee dated January 26, 2001, as amended April 6, 2001

     U.     Listing of Consultants

                                   EXHIBIT "J"

                                                          CONFIDENTIAL TREATMENT

ROLLED DRAWINGS

     1.     Approved Vesting Tentative Map No. 99-0034
            Prepared by Rick Engineering

     2. Plans for Mass Grading of the Nobel Research Park and Improvement of Judicial Drive pursuant to private contract No. J-13360B dated December 14, 2000

     3.     ALTA Survey dated June 7, 2001
            Prepared by Rick Engineering

                                   EXHIBIT "J"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT K

                                    AFFIDAVIT

                   [Non-Foreign Affidavit Pursuant to FIRPTA]

SELLER:
         -------------------------------------------

BUYER:
         -------------------------------------------

PROPERTY:
          ------------------------------------------

ESCROW NO:
           -----------------------------------------

-------------------------------------------------------------------------------

------------------------------------ ("Seller"), hereby certifies the following:

     1. Seller is the owner of the Property identified above. No other person or entity has an ownership interest in the Property.

     2. Seller is not a foreign person and is a "United States Person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code, as amended (the "Code").

     3. Seller's U.S. Tax Identification Number is: ______________________. Seller's business address is:

     4. This Affidavit is provided pursuant to Section 1445 of the Code which requires a transferor of a U.S. real property interest to withhold tax if the transferee is a foreign person. Seller understands that the purchaser of the Property intends to rely on this Affidavit in connection with the United States Foreign Investment and Real Property Tax Act (FIRPTA).

     The undersigned hereby declares under penalty of perjury that the foregoing is true and correct.

DATED:                                        SELLER:
      ------------------
                                              ---------------------------------

                                              By:
                                                  -----------------------------
                                              Title:
                                                     --------------------------

                                   EXHIBIT "K"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT L

   YEAR      WITHHOLDING EXEMPTION CERTIFICATE AND                                        CALIFORNIA FORM
   2000      NONRESIDENT WAIVER REQUEST FOR REAL ESTATE SALES                                  597-W
===========================================================================================================

PART I                                         SELLER'S INFORMATION
-----------------------------------------------------------------------------------------------------------
Name                                           Social Security Number/California corporation No./FEIN

-----------------------------------------------------------------------------------------------------------
Street address                                                                                PMB no.

-----------------------------------------------------------------------------------------------------------
City, State, ZIP Code                                              Phone Number               Ownership
                                                                                              Percentage
-----------------------------------------------------------------------------------------------------------
Property Address (if no street address, provide parcel number and county)

-----------------------------------------------------------------------------------------------------------
                                               BUYER'S INFORMATION

-----------------------------------------------------------------------------------------------------------
Name                                           Social Security Number/California corporation No./FEIN

-----------------------------------------------------------------------------------------------------------
Street address                                                                                PMB no.

-----------------------------------------------------------------------------------------------------------
City, State, ZIP Code                                              Phone Number

-----------------------------------------------------------------------------------------------------------

If there is more than on seller, attached a separate sheet listing additional seller's information.

Read the following and check the boxes as they apply to the seller (see General Information C. Exemptions from Withholding (Part I) for definitions and details for each area):

                                                                                                                 YES    NO
  1. Is the total sales price of this property $100,000 or less?...............................................  / /    / /
  2. Are you a resident of California?.........................................................................  / /    / /
  3  Does the property being sold qualify as your principal residence?.........................................  / /    / /
  4. Are you a corporation registered in California or that has a permanent place of business in California?...  / /    / /
  5. Are you a partnership or a limited liability company with recorded title to the
     property in the name of the partnership or limited liability company?.....................................  / /    / /
  6. Are you a tax-exempt entity?..............................................................................  / /    / /
  7. Are you an irrevocable trust with at least one trustee who is a California resident?......................  / /    / /
  8. Are you an estate where the decedent was a California resident at the time of death?......................  / /    / /
  9. Are you a bank or a bank acting as a fiduciary for a trust?...............................................  / /    / /
 10. Are you an irrevocable trust with at least one trustee who is a California resident?......................  / /    / /

Under penalties of perjury, I hereby certify that the information provided above is, to the best of my knowledge, true and correct, If conditions change, I will promptly inform the withholding agent. I understand that completing this form does NOT exempt me from filing a California income tax return to report this sale.

Seller's Signature _______________________________   Date: _____________________

If you answered "YES" to ANY of the above questions, STOP HERE. You are exempt from the nonresident withholding requirements. Provide this form to your escrow company or the buyer (withholding agent). If you answered "NO" to ALL of the above questions, you are subject to the nonresident withholding requirements. The required withholding is 3?% of the total sales price. Do you believe that your estimated tax liability from the sale of this property will be less than the required withholding amount?

     / /  Yes.   Complete the WAIVER REQUEST Section on Side 2 and send this form to the Franchise Tax Board
     / /  No.    STOP HERE. Your escrow person will withhold 3?% of the
                 total sales price and sent it to the Franchise Tax Board on your behalf. Obtain the seller's copy of Form 597, Nonresident
                 Withholding Tax Statement for Real Estate Sales, to attach to your California income tax return when you file and claim the withholding amount.

------------------------------------------                     --------------------------------
For Privacy Act Notice, get form FTB 1131.      597W99109       Form 597-W (NEW 1999)   Page 1

                                   EXHIBIT "L"

                                                          CONFIDENTIAL TREATMENT

================================================================================
NONRESIDENT WITHHOLDING WAIVER REQUEST

State in detail your reason for requesting a withholding waiver or reduced withholding. Attach additional sheets if needed. The Franchise Tax Board (FTB) cannot make a determination on your request unless you provide all required information and documentation. See instructions.

--------------------------------------------------------------------------------------------------------------------------------
PART II               SELLER'S INFORMATION                                              ESCROW INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
Date Seller Acquired:                                                     Name and Address of Escrow Company:

-------------------------------------------------------------------------

Seller Acquired Property By (check one):

/ / Purchase / / Inheritance     / / Foreclosure/Repossession
/ / Gift     / / 1031 Exchange       call (888) 972-4900 U.S. toll-free
                                     or (916) 845-4900

                                     / / Other
                                               ------------------
-------------------------------------------------------------------------
Use of Property at time of sale:     Length of time Used for this purpose
/ /  Rental/Commercial
/ /  Secondary/Vacation home         Years __________   Months __________ Name of Escrow Officer     Escrow Number:
/ /  Other (attach explanation)
------------------------------------------------------------------------- -------------------------------------------------------
Seller's Adjusted Basis:                                                  Escrow Telephone Number    Escrow FAX Number:
     Purchase Price     $
                         -----------------------
     Add: Improvements
                         -----------------------
     Less: Depreciation                                                   -------------------------------------------------------
                         -----------------------                          Contract Price (total sales price):  Estimated Close of
     Adjusted Basis     $                                                                                      Escrow Date:
                         -----------------------
PROVIDE ALL REQUIRED DOCUMENTATION LISTED IN THE INSTRUCTIONS. ATTACH ANY OTHER
DOCUMENTS NECESSARY TO VERIFY THE ADJUSTED BASIS.
------------------------------------------------------------------ --------------------------------------------------------------

------------------------------------------                     --------------------------------
Page 2  Form 597-W (NEW 1999)                   597W99209

                                   EXHIBIT "L"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT M

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

IDEC PHARMACEUTICALS CORPORATION
3030 Callan Road
San Diego, CA 92121

Attention:  Mr. Phillip Schneider

-------------------------------------------------------------------------------
                                                (Space Above For Recorder's Use)

                             ASSIGNMENT OF EASEMENTS

     This Assignment of Easements ("Assignment") is entered into by and between San Dieguito Valley, Inc., a California corporation ("Assignor"), and IDEC Pharmaceuticals Corporation, a Delaware corporation ("Assignee"), effective as of _______________, 2001 (the "Effective Date"), with reference to the following facts and intentions:

                                R E C I T A L S :

     A. Pursuant to that certain Amended and Restated Grant of Easements, dated October 21, 1999, by and between San Dieguito Partnership, L.P., a California limited partnership, as to an undivided 98.0927675% interest, and the Revelle Family Real Estate LLC, a Delaware limited liability company, as to an undivided 1.9072325% interest, as Grantor, and Assignor, as Grantee, and recorded with the Official Records of San Diego County, on December 15, 2000, as Document No. 2000-0683653 (the "Grant of Easements"), Assignor acquired and is the holder of those certain easements more particularly described and referred to in the Grant of Easements as the Maintenance Easement and Access Easement (herein the "Easements").

     B. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions, dated July ___, 2001, by and between Assignor, as Seller, and Assignee, as Buyer, Assignee has purchased from Assignor that certain real property located in the City and County of San Diego, commonly referred to as the "Nobel Research Park" and more particularly described in Exhibit "A" attached hereto (the "Nobel Research Park").

     C. As contemplated by the Grant of Easements, Assignor hereby desires to assign, transfer and convey unto Assignee, as the owner of the Nobel Research Park, all of Assignor's right, title and interest in, to and under the Grant of Easements and the Easements.

     NOW THEREFORE, in consideration of the foregoing, the transactions contemplated by the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agrees as follows:

                                   EXHIBIT "M"

                                                          CONFIDENTIAL TREATMENT

     1. ASSIGNMENT. Assignor hereby assigns, transfers, conveys and sets over to Assignee all of Assignor's right, title and interest in and to the Grant of Easements and the Easements.

     2. ASSUMPTION. Assignee hereby accepts the foregoing assignment and agrees to assume and perform the obligations of Assignor under the Grant of Easements and Easements arising from and after the Effective Date hereof.

     3. FUTURE ASSIGNMENTS. As contemplated by the Grant of Easements, Assignee hereby reserves the right to further assign its rights, duties and obligations under the Grant of Easements and the Easements to future owners of the Nobel Research Park or to any incorporated or unincorporated association whose members constitute the members of the Nobel Research Park.

     4. REPRESENTATIONS. Assignor has the legal power, right and authority to execute this Assignment and consummate the transactions contemplated herein. All requisite corporate action has been taken by Assignor to duly and validly authorize Assignor's execution, delivery and performance of the Assignment and the individual executing this Assignment on behalf of Assignor has been duly authorized to execute the Assignment. The execution, delivery and performance of this Assignment will not violate the terms and conditions of the organizational documents of Assignor or the terms and conditions of any agreement or obligation to which Assignor is a party or by which it is bound.

     IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the date first above written.

"ASSIGNOR"                                SAN DIEGUITO VALLEY, INC.,
                                          a California corporation

                                          By:
                                             -----------------------------------
                                             Roy B. Collins, President

"ASSIGNEE"                                IDEC PHARMACEUTICALS CORPORATION,
                                          a Delaware corporation

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Its:
                                              ----------------------------------

                                   EXHIBIT "M"

                                                          CONFIDENTIAL TREATMENT

STATE OF
           --------------------------
                                     )  ss
COUNTY OF                            )
           --------------------------

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                          --------------------------------------
                                          Notary Public in and for said State
[SEAL]


STATE OF
           --------------------------
                                     )  ss
COUNTY OF                            )
           --------------------------

     On ________________________, before me, ________________________, a Notary
Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                          --------------------------------------
                                          Notary Public in and for said State
[SEAL]

                                   EXHIBIT "M"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT N

                     REMAINING SETTLEMENT AGREEMENT ACTIONS

     The following are the only obligations remaining to be fulfilled by the parties to the Settlement Agreement (as defined in the attached Purchase Agreement):

CITY OBLIGATIONS:

SELLER OBLIGATIONS.

        (To be completed by Seller within 10 days from Opening of Escrow)

                                   EXHIBIT "N"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT O

                              ESTOPPEL CERTIFICATE

     This Estoppel Certificate ("Certificate") is executed as of this ____ day of __________, 2001, by the City of San Diego, a municipal corporation (the "City"), for the benefit of IDEC Pharmaceuticals Corporation, a Delaware corporation ("IDEC") with reference to the following facts and intentions:

                                R E C I T A L S :

     A. San Dieguito Partnership, L.P., a California limited partnership ("Partnership") and San Dieguito Valley, Inc., a California corporation ("SDV Inc."), collectively as plaintiffs (herein collectively referred to as "SDP"), and the City Council of the City and the City, collectively as defendants, entered into that certain Settlement Agreement, dated as of November 16, 1998, that certain First Amendment to Settlement Agreement, dated December 21, 1999, and that certain Letter Agreement, dated as of December 21, 1999 (herein collectively the "Settlement Agreement").

     B. The Partnership and certain other persons and entities as owners in co-tenancy (the "Seller") and IDEC are parties to that certain Purchase and Sale Agreement and Escrow Instructions, dated as of July ___, 2001 (the "Purchase Agreement"). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, IDEC is purchasing from the Seller that certain real property located in the City and County of San Diego, California and described and referred to in the Purchase Agreement and the Settlement Agreement as the "Nobel Research Park" (the "Nobel Property").

     C. Further pursuant to the terms and conditions of that certain Assignment of Rights Under Settlement Agreement (the "Assignment"), SDP and Seller have agreed to assign to IDEC, as of the closing of the escrow established for the Purchase Agreement, all of their rights and interests and the benefits under the Settlement Agreement pertaining to the Nobel Property.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the City hereby acknowledges, agrees, represents, warrants and certifies to and for the benefit of IDEC as follows:

     1. A true and correct copy of the Settlement Agreement is attached hereto as Exhibit "A", is in full force and effect and has not been modified or amended or supplemented, orally or in writing, except as otherwise set forth in Exhibit "A" attached hereto;

     2. Except as more particularly set forth on Exhibit "B" attached hereto (Remaining Settlement Agreement Actions), all of the respective obligations and conditions to such obligations of the City and SDP set forth in the Settlement Agreement pertaining to the Nobel Property have been fully satisfied and performed in accordance with the terms thereof;

                                   EXHIBIT "O"

                                                          CONFIDENTIAL TREATMENT

     3. The City has no remaining rights under the Settlement Agreement to acquire or reacquire any portion of the Nobel Property nor any interest therein;

     4. Neither party to the Settlement Agreement has any right to rescind any provisions contained in, or actions heretofore taken under, the Settlement Agreement pertaining to the Nobel Property;

     5. Neither party is in breach or default of its respective obligations under the Settlement Agreement, and no event has occurred which, with notice or lapse of time, would constitute a default under the Settlement Agreement;

     6. The City acknowledges the assignment by SDP and Seller of their rights and interests and the benefits under the Settlement Agreement with respect to the Nobel Property to IDEC pursuant to the terms of the Assignment, a copy of which has been furnished to the City;

     7. The City reaffirms for the benefit of IDEC its covenants and agreements to perform all of its remaining obligations under the Settlement Agreement pertaining to the Nobel Property including, without limitation, those set forth in Exhibit "B" attached hereto;

     8. All improvements described in Paragraph B(7) of the Letter Agreement under the heading "City Agreements" are assured to the satisfaction of the City Engineer;

     9. The City acknowledges that IDEC is purchasing the Nobel Property in reliance upon this Certificate.

     IN WITNESS WHEREOF, this Certificate has been executed as of the date first above written.

                                     CITY OF SAN DIEGO, a municipal corporation

                                     By:
                                        ---------------------------------------
APPROVED AS TO FORM AND
LEGALITY:

CASEY GWINN, CITY ATTORNEY

By:
   ------------------------------

                                   EXHIBIT "O"

CONFIDENTIAL TREATMENT REQUESTED                                   EXHIBIT 10.10

CONFIDENTIAL TREATMENT REQUESTED: PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED" AND APPROPRIATE SECTIONS, WHERE TEXT HAS BEEN OMITTED, ARE NOTED WITH "[CONFIDENTIAL TREATMENT REQUESTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS

     This First Amendment to Purchase and Sale Agreement and Escrow Instructions ("Amendment"), is entered into and made effective as of August 17, 2001, by and between San Dieguito Partnership, L.P., a California limited partnership, as to an undivided 28.1083629% interest, together with the individuals and entities described below under the signature block for Seller (herein collectively "Seller"), and IDEC Pharmaceuticals Corporation, a Delaware corporation ("Buyer"), with reference to the following facts and intentions:

                                R E C I T A L S:

     A. Seller and Buyer executed and delivered that certain Purchase and Sale Agreement and Escrow Instructions, dated as of July 17, 2001 (the "Agreement"), and have opened an escrow ("Escrow") with Chicago Title Company, 925 B Street, San Diego, California ("Escrow Agent"), Escrow No. 013048042 U44. Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

     B. Title Insurer has delivered to Buyer its Commitment for Title Insurance, dated as of August 6, 2001, for an ALTA Owner's 1970 Form B Policy in the liability amount of [CONFIDENTIAL TREATMENT REQUESTED] (the "Commitment").

     C. Seller has caused to be recorded upon the Property a Deed of Trust dated and recorded August 2, 2001, as Instrument No. 2001-0545653 (the "Deed of Trust") securing payment of three notes in the aggregate sum of [CONFIDENTIAL TREATMENT REQUESTED] (the "Notes"). Escrow Agent has prepared, Buyer and Seller have executed, and Seller has delivered to Escrow Agent the Pay-Off Documents described in that certain Amendment to Escrow Instructions, dated August 13, 2001 related to the Notes and Deed of Trusts. That Amendment to Escrow Instructions is incorporated into and made a part of the Agreement.

     D.     The parties desire to amend the Agreement in certain respects.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions hereinafter set forth, the parties agree as follows:

                                                        CONFIDENTIAL TREATMENT

     1. COMMITMENT. Seller and Buyer hereby approve the Commitment. Seller hereby confirms its agreement to remove on or before the Closing as exceptions to title to the Property the Deed of Trust and those matters described as exception nos. 2, 3, 11, 14 and 15 of Schedule "B" of that certain Second Amended Preliminary Report dated as of June 25, 2001. Seller also agrees to deliver prior to the Closing those documents as necessary or required by Title Company to satisfy the Requirements set forth in the Commitment.

     2. DUE DILIGENCE PERIOD. Section 7.3 of the Agreement is hereby amended to extend the Due Diligence Period to 5:00 p.m. Pacific Standard Time, August 24, 2001.

     3.     CLOSING DATE. The Closing Date is hereby extended to September 7,
2001.

     4. NO OTHER AMENDMENTS. Except as amended hereby, the Agreement remains in full force and effect.

     5. EXECUTION. This Amendment may be executed in counterparts, each of which when taken together shall constitute but one original. A counterpart hereof shall be deemed executed and delivered if the signed document is transmitted by facsimile so long as the signing party concurrently deposits the original for delivery to the other party by first class mail, overnight delivery, or personal delivery.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date and year first above written.


                              "SELLER"

                              SAN DIEGUITO PARTNERSHIP, L.P.,
                              a California limited liability company


                              By:  SAN DIEGUITO VALLEY, INC.,
                                   a California corporation, General Partner

                                   By:  /s/ Roy B. Collins
                                       -----------------------------------------
                                       Roy B. Collins, President

                                                          CONFIDENTIAL TREATMENT

                              JOHN R. BENSON AND BARBARA B. MEYER,
                              Co-Trustees of the Henrietta Benson Trust UDT 1/30/67

                                   /s/ Archie T. Wright III
                                   -----------------------------------------
                                   John R. Benson, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Barbara B. Meyer, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              JOHN V. HANNON AND MARGARET E. HANNON,
                              Co-Trustees of the John V. Hannon Living Trust UDT 1/26/95

                                   /s/ Archie T. Wright III
                                   -----------------------------------------
                                   John V. Hannon, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   -----------------------------------------
                                   Margaret E. Hannon, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              JOSEPH S. HANNON AND MATTIE SUE HANNON,
                              Co-Trustees of the Joseph S. Hannon Living
                              Trust UDT 8/8/95

                                   /s/ Archie T. Wright III
                                   -----------------------------------------
                                   Joseph S. Hannon, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Mattie Sue Hannon, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              MARY S. BAKER, Trustee of the Mary S. Baker
                              Living Trust UDT 5/14/92

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Mary S. Baker, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                                          CONFIDENTIAL TREATMENT

                              GUSTAF O. ARRHENIUS AND JENNY L. ARRHENIUS,
                              Co-Trustees of the Arrhenius Family Trust UDT 10/11/79

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Gustaf O. Arrhenius, by Archie T. Wright
                                   III, as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Jenny L. Arrhenius, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              PIA BARONE, a married woman

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Pia Barone, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              LOUIS J. PETERSON AND AGNES F. PETERSON,
                              Co-Trustees of the Louis J. Peterson and
                              Agnes F. Peterson Revocable Trust UDT 4/5/96

                                   /s/ Archie T. Wright III
                                   -------------------------
                                   Louis J. Peterson, by Archie T. Wright
                                   III, as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   -------------------------
                                   Agnes F. Peterson, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              WILLIAM R. REVELLE, Trustee of the
                              William R. Revelle Trust UDT 4/28/89

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   William R. Revelle, by Archie T. Wright
                                   III, as his Attorney-in-Fact

                                                          CONFIDENTIAL TREATMENT

                              REVELLE FAMILY REAL ESTATE LIMITED LIABILITY
                              COMPANY, a Delaware limited liability company

                                   By: /s/ Archie T. Wright III
                                       --------------------------------------
                                       William R. Revelle, by Archie T.
                                       Wright III, as his
                                       Attorney-in-Fact
                                       Its:   Managing Member


                              "BUYER"

                              IDEC PHARMACEUTICALS CORPORATION,
                              a Delaware corporation

                              By:  /s/ Phillip Schneider
                                   ------------------------------------------

CONFIDENTIAL TREATMENT REQUESTED                                  EXHIBIT 10.10

CONFIDENTIAL TREATMENT REQUESTED: PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED" AND APPROPRIATE SECTIONS, WHERE TEXT HAS BEEN OMITTED, ARE NOTED WITH "[CONFIDENTIAL TREATMENT REQUESTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS

     This Second Amendment to Purchase and Sale Agreement and Escrow Instructions ("Amendment"), is entered into and made effective as of August 24, 2001, by and between San Dieguito Partnership, L.P., a California limited partnership, as to an undivided 28.1083629% interest, together with the individuals and entities described below under the signature block for Seller (herein collectively "Seller"), and IDEC Pharmaceuticals Corporation, a Delaware corporation ("Buyer"), with reference to the following facts and intentions:

                                R E C I T A L S:

     A. Seller and Buyer executed and delivered that certain Purchase and Sale Agreement and Escrow Instructions, dated as of July 17, 2001, as amended by that First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of August 17, 2001 (collectively the "Agreement"), and have opened an escrow ("Escrow") with Chicago Title Company, 925 B Street, San Diego, California ("Escrow Agent"), Escrow No. 013048042 U44. Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

     B.     The parties desire to amend the Agreement in certain respects.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions hereinafter set forth, the parties agree as follows:

     1. DUE DILIGENCE PERIOD. Section 7.3 of the Agreement is hereby amended to extend the Due Diligence Period to 5:00 p.m. Pacific Standard Time,
August 29, 2001.

     2. NO OTHER AMENDMENTS. Except as amended hereby, the Agreement remains in full force and effect.

     3. EXECUTION. This Amendment may be executed in counterparts, each of which when taken together shall constitute but one original. A counterpart hereof shall be deemed executed and delivered if the signed document is transmitted by facsimile so long as the signing party concurrently deposits the original for delivery to the other party by first class mail, overnight delivery, or personal delivery

                                                          CONFIDENTIAL TREATMENT

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date and year first above written.

                              "SELLER"

                              SAN DIEGUITO PARTNERSHIP, L.P.,
                              a California limited liability company

                              By:  SAN DIEGUITO VALLEY, INC.,
                                   a California corporation, General Partner

                                   By: /s/ Roy B.Collins
                                       --------------------------------------
                                       Roy B.Collins, President


                              JOHN R. BENSON AND BARBARA B. MEYER,
                              Co-Trustees of the Henrietta Benson Trust UDT 1/30/67

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   John R. Benson, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Barbara B. Meyer, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              JOHN V. HANNON AND MARGARET E.
                              HANNON, Co-Trustees of the John V.Hannon
                              Living Trust UDT 1/26/95

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   John V. Hannon, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Margaret E. Hannon, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                                          CONFIDENTIAL TREATMENT

                              JOSEPH S. HANNON AND MATTIE SUE
                              HANNON, Co-Trustees of the Joseph S. Hannon
                              Living Trust UDT 8/8/95

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Joseph S. Hannon, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Mattie Sue Hannon, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                              MARY S. BAKER, Trustee of the Mary S. Baker
                              Living Trust UDT 5/14/92

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Mary S. Baker, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                                          CONFIDENTIAL TREATMENT

                              GUSTAF O. ARRHENIUS AND JENNY L.
                              ARRHENIUS, Co-Trustees of the Arrhenius Family Trust UDT 10/11/79

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Gustaf O. Arrhenius, by Archie T. Wright III, as his Attorney-in-Fact

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Jenny L. Arrhenius, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                              PIA BARONE, a married woman

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Pia Barone, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                              LOUIS J. PETERSON AND AGNES F.
                              PETERSON, Co-Trustees of the Louis J. Peterson and Agnes F. Peterson Revocable Trust UDT 4/5/96

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Louis J. Peterson, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   Agnes F. Peterson, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                              WILLIAM R. REVELLE, Trustee of the
                              William R. Revelle Trust UDT 4/28/89

                                   /s/  Archie T. Wright III
                                   ------------------------------------------
                                   William R. Revelle, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                                          CONFIDENTIAL TREATMENT

                              REVELLE FAMILY REAL ESTATE LIMITED
                              LIABILITY COMPANY, a Delaware limited
                              liability company

                                   By: /s/  Archie T. Wright III
                                       --------------------------------------
                                       William R. Revelle, by Archie T. Wright
                                       III, as his Attorney-in-Fact
                                       Its:   Managing Member


                              "BUYER"

                              IDEC PHARMACEUTICALS CORPORATION,
                              a Delaware corporation

                              By:  /s/ Phillip Schneider
                                   ------------------------------------------

CONFIDENTIAL TREATMENT REQUESTED                                   EXHIBIT 10.10

CONFIDENTIAL TREATMENT REQUESTED: PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED" AND APPROPRIATE SECTIONS, WHERE TEXT HAS BEEN OMITTED, ARE NOTED WITH "[CONFIDENTIAL TREATMENT REQUESTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS

                              (Nobel Research Park)

     This Third Amendment to Purchase and Sale Agreement and Escrow Instructions ("Amendment") is entered into and made effective as of August 29, 2001, by and between San Dieguito Partnership, L.P., a California limited partnership, and the individuals and entities set forth in the signature block for Seller (herein collectively the "Seller"), and IDEC Pharmaceuticals Corporation, a Delaware corporation ("Buyer"), with reference to the following facts and intentions:

     A. Seller and Buyer executed and delivered that certain Purchase and Sale Agreement and Escrow Instructions, dated as of July 17, 2001, as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of August 17, 2001, and that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of August 24, 2001 (herein collectively the "Agreement"). Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

     B. Seller and Buyer have opened Escrow with Escrow Agent, Escrow No. 13048042 U44, and this Amendment shall constitute additional escrow instructions to Escrow Agent.

     C.     The parties desire to amend the Agreement in certain respects.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions hereinafter set forth, the parties agree to amend the Agreement as follows:

     1. MITIGATION LAND. Seller acknowledges that Buyer has entered into an agreement with The Environmental Trust, Inc. to acquire [CONFIDENTIAL TREATMENT REQUESTED] environmental credits within the Wruck Canyon Conservation Bank to be applied towards satisfaction of the mitigation land requirements imposed by the City as a condition to the development of the Property. Buyer hereby waives the condition set forth in Section 6.1.4 of the Agreement. Seller and Partnership hereby release Buyer and its successors and assigns from any obligation or responsibility to acquire the Mitigation Property. Seller and Partnership hereby further agree to

                                                CONFIDENTIAL TREATMENT REQUESTED

release, indemnify and hold harmless Buyer and its successors and assigns, and, contingent upon the Close of Escrow, release the City of San Diego from and against any claim, liability, cause of action or expense, including attorneys' fees, which Seller or the Partnership may have, or claim to have, arising from the Mitigation Property not being acquired and used by Buyer, or not being accepted by the City, towards satisfaction of the mitigation land requirement for the Property.

     2. CITY ESTOPPEL CERTIFICATE. As a condition to Buyer's obligations to purchase the Property and consummate the Close of Escrow, there shall be delivered to Buyer an Estoppel Certificate, substantially in the same form as EXHIBIT "B" attached hereto (the "City Estoppel Certificate"), duly executed by Seller. Buyer intends to request the City to execute the Estoppel Certificate prior to the Closing, but execution by the City shall not be a condition to the Closing.

     3. SATISFACTION OF CONDITION. Buyer acknowledges that the condition described in Sections 6.1.3 has been satisfied, subject to execution of this Amendment and compliance with its terms.

     4.     REIMBURSABLES; TOTAL PURCHASE PRICE. Prior to Close of Escrow:
[CONFIDENTIAL TREATMENT REQUESTED].

     5. NEW EXHIBIT "H." EXHIBIT "H" to the Agreement is hereby amended and replaced with Exhibit "H" attached hereto.


     6. SCHEDULE OF SELLERS. Schedule 1 to the Agreement is amended and replaced with Schedule 1 attached hereto. William R. Revelle, Trustee of the William R. Revelle Trust UDT 4/28/89, has recontributed to the Partnership its undivided 4.2170532% interest in the Property.

     7. ASSIGNMENT. Buyer may assign its rights, interests and obligations under the Agreement to IDEC-Nobel Research Center, LLC, a Delaware limited liability company, the sole member of which is IDEC Pharmaceuticals Corporation, and Seller hereby consents to such assignment.

     8. NO OTHER AMENDMENTS. Except as amended hereby, the Agreement remains in full force and effect.

     9. EXECUTION. This Amendment may be executed in counterparts, each of which when taken together shall constitute one (1) original. A counterpart hereof shall be deemed executed and delivered if the signed document is transmitted by facsimile so long as the signing party concurrently deposits the original for delivery to the other party by first class mail, overnight delivery or personal delivery.

                                                          CONFIDENTIAL TREATMENT

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date and year first above written.

                              "SELLER"

                              SAN DIEGUITO PARTNERSHIP, L.P.,
                              a California limited liability company


                              By:  SAN DIEGUITO VALLEY, INC.,
                                   a California corporation, General Partner

                              By:  /s/ Roy B. Collins
                                   -----------------------------------------
                                   Roy B. Collins, President


                              JOHN R. BENSON AND BARBARA B. MEYER,
                              Co-Trustees of the Henrietta Benson Trust UDT 1/30/67

                                   /s/ Archie T. Wright III
                                   -----------------------------------------
                                   John R. Benson, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Barbara B. Meyer, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              JOHN V. HANNON AND MARGARET E. HANNON,
                              Co-Trustees of the John V. Hannon Living Trust UDT 1/26/95

                                   /s/ Archie T. Wright III
                                   -----------------------------------------
                                   John V. Hannon, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   -----------------------------------------
                                   Margaret E. Hannon, by Archie T. Wright
                                   III, as her Attorney-in-Fact

                                                          CONFIDENTIAL TREATMENT

                              JOSEPH S. HANNON AND MATTIE SUE HANNON,
                              Co-Trustees of the Joseph S. Hannon Living
                              Trust UDT 8/8/95

                                   /s/ Archie T. Wright III
                                   -----------------------------------------
                                   Joseph S. Hannon, by Archie T. Wright III,
                                   as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Mattie Sue Hannon, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              MARY S. BAKER, Trustee of the Mary S. Baker
                              Living Trust UDT 5/14/92

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Mary S. Baker, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              GUSTAF O. ARRHENIUS AND JENNY L. ARRHENIUS,
                              Co-Trustees of the Arrhenius Family Trust UDT 10/11/79

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Gustaf O. Arrhenius, by Archie T. Wright
                                   III, as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Jenny L. Arrhenius, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              PIA BARONE, a married woman

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Pia Barone, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                                          CONFIDENTIAL TREATMENT

                              LOUIS J. PETERSON AND AGNES F. PETERSON,
                              Co-Trustees of the Louis J. Peterson and
                              Agnes F. Peterson Revocable Trust UDT 4/5/96

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Louis J. Peterson, by Archie T. Wright
                                   III, as his Attorney-in-Fact

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   Agnes F. Peterson, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              WILLIAM R. REVELLE, Trustee of the
                              William R. Revelle Trust UDT 4/28/89

                                   /s/ Archie T. Wright III
                                   ------------------------------------------
                                   William R. Revelle, by Archie T. Wright
                                   III, as his Attorney-in-Fact


                              REVELLE FAMILY REAL ESTATE LIMITED LIABILITY
                              COMPANY, a Delaware limited liability company

                                   By: /s/ Archie T. Wright III
                                       --------------------------------------
                                           William R. Revelle, by Archie T.
                                           Wright III, as his
                                           Attorney-in-Fact
                                           Its:   Managing Member


                              "BUYER"

                              IDEC PHARMACEUTICALS CORPORATION,
                              a Delaware corporation

                              By:  /s/ Phillip Schneider
                                   ------------------------------------------

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT A

                             (Intentionally Omitted)

                                   EXHIBIT "A"

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT "B"

                              ESTOPPEL CERTIFICATE

     This Estoppel Certificate ("Certificate") is executed as of this ____ day of __________, 2001, by the City of San Diego, a municipal corporation (the "City"), for the benefit of IDEC Pharmaceuticals Corporation, a Delaware corporation ("IDEC") with reference to the following facts and intentions:

                                R E C I T A L S:


     A. San Dieguito Partnership, L.P., a California limited partnership ("Partnership") and San Dieguito Valley, Inc., a California corporation ("SDV Inc."), collectively as plaintiffs (herein collectively referred to as "SDP"), and the City Council of the City and the City, collectively as defendants, entered into that certain Settlement Agreement, dated as of November 16, 1998, that certain First Amendment to Settlement Agreement, dated December 21, 1999, and that certain Letter Agreement, dated as of December 21, 1999 (herein collectively the "Settlement Agreement").

     B. The Partnership and certain other persons and entities as owners in co-tenancy (the "Seller") and IDEC are parties to that certain Purchase and Sale Agreement and Escrow Instructions, dated as of July 17, 2001 (the "Purchase Agreement"). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, IDEC is purchasing from the Seller that certain real property located in the City and County of San Diego, California and described and referred to in the Purchase Agreement as the "Nobel Research Park" and in the Settlement Agreement as the "Nobel Property"(the "Nobel Property").

     C. Further pursuant to the terms and conditions of that certain Assignment of Rights Under Settlement Agreement (the "Assignment"), SDP and Seller have agreed to assign to IDEC, as of the closing of the escrow established for the Purchase Agreement, all of their rights and interests and the benefits under the Settlement Agreement pertaining to the Nobel Property.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the City hereby acknowledges, agrees, represents, warrants and certifies to and for the benefit of IDEC as follows:

     1. A true and correct copy of the Settlement Agreement is attached hereto as Exhibit "A," is in full force and effect and has not been modified or amended or supplemented, orally or in writing, except as otherwise set forth in Exhibit "A" attached hereto.

     2. All of the respective obligations of the City and SDP set forth in the Settlement Agreement pertaining to the Nobel Property have been fully satisfied and performed in accordance with the terms thereof, except for the following City obligations under the Letter Agreement: (a) the obligations set forth in Sections B(1) and B(3) of the Letter Agreement can only be fulfilled when the final subdivision map for the Nobel Property is recorded; (b) any obligation of City under Section B(2) has yet to be triggered, since formation of a cost reimbursement district has not been requested; (c) the City has complied with and is continuing to comply with Section B(4); and (d) the City will issue a right of entry permit consistent with

                                   EXHIBIT "B"

                                                          CONFIDENTIAL TREATMENT

Section B(8) at the time consistent with City practices and applicable regulations, and after an application therefor has been filed.

     3. The City has no remaining rights under the Settlement Agreement to acquire or reacquire any portion of the Nobel Property or any interest therein.

     4. Neither party to the Settlement Agreement has any right to rescind any provisions contained in, or actions heretofore taken under, the Settlement Agreement pertaining to the Nobel Property.

     5. To the City's knowledge, neither party is in breach or default of its respective obligations under the Settlement Agreement, and no event has occurred which, with notice or lapse of time, would constitute a default under the Settlement Agreement.

     6. The City acknowledges that SDP and Seller have the right to assign their rights and interests and the benefits under the Settlement Agreement with respect to the Nobel Property to IDEC or an affiliate pursuant to the terms of the Assignment, a copy of which has been furnished to the City.

     7. All improvements described in Paragraph B(7) of the Letter Agreement under the heading "City Agreements" and, to the extent not otherwise fully described therein, the extension of Miramar Road from I-805 to east of Eastgate Mall are assured to the satisfaction of the City Engineer.

     8. IDEC shall have the right to assign its right to acquire the Nobel Property to an affiliate or other party, as permitted under the Purchase Agreement, prior to the close of escrow. The City acknowledges that this Certificate is intended to benefit, and may be relied upon, by IDEC, by any such assignee, and by any lender providing financing for the purchase of the Nobel Property.

     IN WITNESS WHEREOF, this Certificate has been executed as of the date first above written.

                                      CITY OF SAN DIEGO, a municipal corporation

                                      By:
                                         ---------------------------------------

                                      Dated:  August ___, 2001

APPROVED AS TO FORM AND
LEGALITY:

CASEY GWINN, CITY ATTORNEY

By:
   ------------------------------

Dated:  August ___, 2001

                                   EXHIBIT "B"

                                                          CONFIDENTIAL TREATMENT

ACKNOWLEDGED AND AGREED:

     By executing this Certificate in the space provided below, the Partnership and Seller under the Purchase Agreement hereby acknowledge, agree, represent, warrant and certify, for the benefit of IDEC, any assignee of IDEC under the Purchase Agreement, and the City:

     1. The matters set forth in Sections 1 through 8 above are true and correct.

     2. Neither IDEC nor any assignee of IDEC under the Purchase Agreement is required to acquire, cause the City to acquire or accept, or otherwise utilize the 17 acres owned by the Partnership and described in Section B(3) of the Letter Agreement ("Mitigation Property") as mitigation land for purposes of satisfying conditions of City approval of development of the Nobel Property which require the provision of mitigation land. The Partnership and Seller hereby release the City, IDEC and any assignee of IDEC under the Purchase Agreement from any claim, loss, liability or cause of action which the Partnership and/or Seller may have, or claim to have, arising from the Mitigation Property not being acquired by the Buyer or by City or not being accepted by the City, or not being otherwise utilized for purposes of satisfying mitigation land requirements for the Nobel Property.

     3. The above certifications by the Partnership and Seller may be relied upon by IDEC, by any assignee of IDEC as permitted under the Purchase Agreement, by any lender providing financing for the purchase of the Nobel Property, and by the City.

                              "SELLER"

                              SAN DIEGUITO PARTNERSHIP, L.P.,
                              a California limited liability company


                              By:  SAN DIEGUITO VALLEY, INC.,
                                   a California corporation, General Partner

                              By:
                                   -----------------------------------------
                                   Roy B. Collins, President


                              JOHN R. BENSON AND BARBARA B. MEYER,
                              Co-Trustees of the Henrietta Benson Trust UDT 1/30/67


                                   -----------------------------------------
                                   John R. Benson, by Archie T. Wright III, as his Attorney-in-Fact


                                   ------------------------------------------
                                   Barbara B. Meyer, by Archie T. Wright III, as her Attorney-in-Fact

                                   EXHIBIT "B"

                                                          CONFIDENTIAL TREATMENT

                              JOHN V. HANNON AND MARGARET E. HANNON,
                              Co-Trustees of the John V. Hannon Living Trust UDT 1/26/95


                                   -----------------------------------------
                                   John V. Hannon, by Archie T. Wright III, as his Attorney-in-Fact


                                   -----------------------------------------
                                   Margaret E. Hannon, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              JOSEPH S. HANNON AND MATTIE SUE HANNON,
                              Co-Trustees of the Joseph S. Hannon Living
                              Trust UDT 8/8/95


                                   -----------------------------------------
                                   Joseph S. Hannon, by Archie T. Wright III, as his Attorney-in-Fact


                                   ------------------------------------------
                                   Mattie Sue Hannon, by Archie T. Wright
                                   III, as her Attorney-in-Fact


                              MARY S. BAKER, Trustee of the Mary S. Baker
                              Living Trust UDT 5/14/92


                                   ------------------------------------------
                                   Mary S. Baker, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                   EXHIBIT "B"

                                                          CONFIDENTIAL TREATMENT

                              GUSTAF O. ARRHENIUS AND JENNY L. ARRHENIUS,
                              Co-Trustees of the Arrhenius Family Trust UDT 10/11/79


                                   --------------------------------------------
                                   Gustaf O. Arrhenius, by Archie T. Wright III, as his Attorney-in-Fact


                                   --------------------------------------------
                                   Jenny L. Arrhenius, by Archie T. Wright III, as her Attorney-in-Fact


                              PIA BARONE, a married woman


                                   ------------------------------------------
                                   Pia Barone, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              LOUIS J. PETERSON AND AGNES F. PETERSON,
                              Co-Trustees of the Louis J. Peterson and
                              Agnes F. Peterson Revocable Trust UDT 4/5/96


                                   -------------------------------------------
                                   Louis J. Peterson, by Archie T. Wright III, as his Attorney-in-Fact


                                   -------------------------------------------
                                   Agnes F. Peterson, by Archie T. Wright III, as her Attorney-in-Fact


                              WILLIAM R. REVELLE, Trustee of the
                              William R. Revelle Trust UDT 4/28/89


                                   --------------------------------------------
                                   William R. Revelle, by Archie T. Wright III, as his Attorney-in-Fact

                                   EXHIBIT "B"

                                                          CONFIDENTIAL TREATMENT

                              REVELLE FAMILY REAL ESTATE LIMITED
                              LIABILITY COMPANY, a Delaware limited
                              liability company

                                By:
                                   ----------------------------------------
                                   William R. Revelle, by Archie T. Wright III,
                                   as his Attorney-in-Fact
                                   Its:  Managing Member

                                   EXHIBIT "B"

                                                CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT "C"

                              REIMBURSABLE AMOUNTS

                                                                REQUESTED
NOBEL RESEARCH PARK ENGINEERING                                 REIMBURSEMENT

      [CONFIDENTIAL TREATMENT REQUESTED]

                                   EXHIBIT "C"

                                                          CONFIDENTIAL TREATMENT

                                   EXHIBIT "H"

                                    (REVISED)

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS

     This ASSIGNMENT AND ASSUMPTION OF CONTRACTS ("Assignment"), effective on ______________, 2001 ("Effective Date"), is executed by SAN DIEGUITO PARTNERSHIP, L.P., a California limited partnership, and those other persons and entities set forth below ("Assignor"), and IDEC PHARMACEUTICALS CORPORATION, a Delaware corporation ("Assignee"), with reference to the following facts:

                                R E C I T A L S:

     A. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions ("Purchase Agreement") dated July 17, 2001, as amended, Assignor has contracted to sell and Assignee has contracted to purchase certain real property more particularly described in Exhibit "A" attached to the Purchase Agreement ("Property").

     A. Pursuant to the Purchase Agreement, Assignor has agreed to transfer and assign, and Assignee has agreed to assume, certain contractual obligations of Assignor relating to the Property.

                               A G R E E M E N T:

     NOW, THEREFORE, in consideration of the mutual covenants set forth in the Purchase Agreement and the mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. ASSIGNMENT OF CONTRACTS. Assignor hereby assigns and transfers to Assignee all of Assignor's right, title and interest in and to the contracts listed on Exhibit "1" attached hereto and made a part hereof ("Assigned Contracts"). This assignment includes the rights and interests of Assignor to any and all guarantees and warranties expressly set forth or otherwise arising under or with respect to the Assigned Contracts.

     2. ASSUMPTION OF CONTRACTS. Assignee hereby accepts said assignment, expressly assumes Assignor's obligations only under the Rick Engineering - Judicial Drive Contract and the Leslie Farms Contract set forth on Exhibit 1 (the "Assumed Contracts") and agrees to be bound by the terms, conditions and covenants thereof, and agrees to perform all the obligations imposed on Assignor under the Assumed Contracts arising on or after the Effective Date.

     3. EFFECTIVE DATE. The assignment and assumption shall take effect on the Effective Date first set forth above, which is the date of recordation of the grant deed transferring the Real Property from Assignor to Assignee.

     4. PAYMENT. Assignor represents and warrants that, as of the Effective Date, all sums due and payable by Assignor under the Assigned Contracts for work and services performed or materials delivered prior to the Effective Date have been paid in full.

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

     5. INDEMNITY. Assignee shall indemnify, protect, hold harmless and defend (by counsel reasonably approved by Assignor) Assignor from and against any and all losses, liabilities, claims, demands, damages, costs or other expenses, including reasonable attorneys' fees, arising from or relating to any breach or default or obligation under the Assumed Contracts occurring on or after the Effective Date and with respect to any additional work or services Assignee may request be performed under any of the Assigned Contracts from and after the Effective Date. Assignor shall indemnify, protect, hold harmless and defend (by counsel reasonably approved by Assignee) Assignee from and against any and all losses, liabilities, claims, demands, damages, costs or other expenses, including reasonable attorneys' fees, arising from or relating to any breach or default or obligation under the Assigned Contracts occurring prior to the Effective Date.

     6. GENERAL PROVISIONS.

     (a) ATTORNEYS' FEES. In the event of any legal action or proceeding between the parties arising out of this Assignment, the losing party shall pay the prevailing party's legal costs and expenses, including, but not limited to, reasonable attorneys' fees as determined by the court.

     (b) ASSIGNMENT/SUCCESSORS. This Assignment shall inure to the benefit of and be binding upon the parties and their respective legal representatives, heirs, successors and assigns, including any nominee or assignee of Assignee under the Purchase Agreement.

     (c) AUTHORITY. Each party represents and warrants that it has full power and authority to execute and fully perform its obligations under this Assignment pursuant to its governing instruments, without the need for any further action, and that the person(s) executing this Assignment on behalf of such party are duly designated agents and are authorized to do so.

     (d) COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement after each party has executed such a counterpart.

     (e) GOVERNING LAW. This Assignment shall be governed, construed and enforced in accordance with the laws of the State of California.


     (f) NOTICE. Notice to either party shall be in writing, addressed to the party to be notified at the address specified herein, and either (1) personally delivered, or (2) sent by a recognized national overnight courier service such as Airborne, Federal Express or Purolator which provides a receipt upon delivery, or (3) sent by registered or certified first-class U.S. mail, postage prepaid, return receipt requested. Any such notice shall be deemed received on the date of receipt if personally delivered, or on the date of delivery evidenced by the receipt provided by the courier service or the registered or certified mail receipt, as the case may be.

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

     If to Assignor, to:              San Dieguito Partnership, LP
                                      San Dieguito Valley, Inc., General Partner
                                      Roy B. Collins, President
                                      656 Fifth Avenue, Suite B
                                      San Diego, CA 92101
                                      Telephone: (619) 232-6599
                                      Fax:  (619) 232-6592

     With copy to:                    Baker & McKenzie
                                      Clark H. Libenson, Esq.
                                      101 West Broadway, 12th Floor
                                      San Diego, CA 92101
                                      Telephone:  (619) 235-7778
                                      Fax:  (619) 236-0429

     If to Assignee, to:              IDEC Pharmaceuticals Corporation
                                      3030 Callan Road
                                      San Diego, CA 92121
                                      Attn: Mr. Phillip Schneider and Corporate
                                            Secretary
                                      Telephone:  (858) 431-8500
                                      Fax:  (858) 431-8887

     With copy to:                    Allen Matkins Leck Gamble & Mallory LLP
                                      501 West Broadway, Ninth Floor
                                      San Diego, CA 92101
                                      Attn:  Ellen B. Spellman, Esq.
                                      Telephone:  (619) 233-1155
                                      Fax:  (619) 233 1158

     If to Escrow Agent, to:          Chicago Title Company
                                      925 "B" Street
                                      San Diego, CA 92101
                                      Attn:  Ms. Shelva Molm
                                      Telephone:  (619) 544-6250
                                      Fax:  (619) 544-6229

Either party may change its address for notice by delivering written notice to the other party as provided herein.

                        [Signatures Appear on Next Page]

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

     IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption of Contracts to be effective on the Effective Date first set forth above.

                              "ASSIGNOR"

                              SAN DIEGUITO PARTNERSHIP, L.P.,
                              a California limited liability company


                              By:  SAN DIEGUITO VALLEY, INC.,
                                   a California corporation, General Partner

                                   By:
                                       --------------------------------------
                                       Roy B. Collins, President


                              JOHN R. BENSON AND BARBARA B. MEYER,
                              Co-Trustees of the Henrietta Benson Trust UDT 1/30/67


                                   -----------------------------------------
                                   John R. Benson, by Archie T. Wright III, as his Attorney-in-Fact


                                   ------------------------------------------
                                   Barbara B. Meyer, by Archie T. Wright III, as her Attorney-in-Fact


                              JOHN V. HANNON AND MARGARET E. HANNON,
                              Co-Trustees of the John V. Hannon Living Trust UDT 1/26/95


                                   -----------------------------------------
                                   John V. Hannon, by Archie T. Wright III, as his Attorney-in-Fact


                                   --------------------------------------------
                                   Margaret E. Hannon, by Archie T. Wright III, as her Attorney-in-Fact

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

                              JOSEPH S. HANNON AND MATTIE SUE HANNON,
                              Co-Trustees of the Joseph S. Hannon Living
                              Trust UDT 8/8/95


                                   -----------------------------------------
                                   Joseph S. Hannon, by Archie T. Wright III, as his Attorney-in-Fact


                                   ------------------------------------------
                                   Mattie Sue Hannon, by Archie T. Wright III, as her Attorney-in-Fact


                              MARY S. BAKER, Trustee of the Mary S. Baker
                              Living Trust UDT 5/14/92


                                   ------------------------------------------
                                   Mary S. Baker, by Archie T. Wright III,
                                   as her Attorney-in-Fact


                              GUSTAF O. ARRHENIUS AND JENNY L. ARRHENIUS,
                              Co-Trustees of the Arrhenius Family Trust UDT 10/11/79


                                   ------------------------------------------
                                   Gustaf O. Arrhenius, by Archie T. Wright III, as his Attorney-in-Fact


                                   ------------------------------------------
                                   Jenny L. Arrhenius, by Archie T. Wright III, as her Attorney-in-Fact


                              PIA BARONE, a married woman


                                   ------------------------------------------
                                   Pia Barone, by Archie T. Wright III,
                                   as her Attorney-in-Fact

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

                              LOUIS J. PETERSON AND AGNES F. PETERSON,
                              Co-Trustees of the Louis J. Peterson and
                              Agnes F. Peterson Revocable Trust UDT 4/5/96


                                   ------------------------------------------
                                   Louis J. Peterson, by Archie T. Wright III, as his Attorney-in-Fact


                                   ------------------------------------------
                                   Agnes F. Peterson, by Archie T. Wright III, as her Attorney-in-Fact


                              REVELLE FAMILY REAL ESTATE LIMITED LIABILITY
                              COMPANY, a Delaware limited liability company

                                   By:
                                       --------------------------------------
                                       William R. Revelle, by Archie T.
                                       Wright III, as his
                                       Attorney-in-Fact
                                       Its:   Managing Member

                              "ASSIGNEE"

                              IDEC PHARMACEUTICALS CORPORATION,
                              a Delaware corporation


                              By:
                                  -------------------------------------------

                                   EXHIBIT "H"

                                                          CONFIDENTIAL TREATMENT

                                    EXHIBIT I

- Contract by and between RECON Environmental, Inc. ("RECON") and San Dieguito Partnership, L.P. ("SDP"), dated September 17, 1998, as RECON No. 3086, modified as follows:

     -- Change Order Agreement dated January 3, 2001 with respect to implementation and monitoring of the Gonzalez Canyon Wetland mitigation/restoration (RECON No. 3068), as modified by that certain Change Order Agreement dated August 30, 2001 deleting from the scope of the original contract as amended all maintenance and monitoring services [to be included in a new separate contract with IDEC].

- Contract by and between Construction Fence Company and SDP, dated August 28, 2001, for installation of a six-foot chain link fence and two gates at perimeter of Gonzales Canyon wetland restoration area as specified by project biologist.

- Contract by and between Rick Engineering Company and SDP, dated December 14, 2000, for work pertaining to Nobel Research Park and construction of Judicial Drive and utilities (the "Rick Engineering - Judicial Drive Contract").

- Unwritten Agreement between Rick Engineering Company and SDP for preparation of ALTA/ACSM Survey of the Nobel Research Park property (ALTA Survey Job No. 13360-C).

- Unwritten Agreement between Rick Engineering Company and SDP concerning preparation of engineering drawings and coordination of installation of wet/dry utilities in Nobel Drive (Job No. 13360-0).

- Short Form Standard Subcontract dated July 27, 2000, between SDP and FCI Constructors, Inc. for installation of utilities servicing Nobel Research Park.

- Short Form Standard Subcontract dated May 15, 2000, between SDP and FCI Constructors, Inc. for installation of water line at Nobel Drive extension.

- Contract between SDP and Utility Specialists Southwest, Inc. dated March 22, 1999 regarding installation of wet and dry utilities in Nobel Drive extension to service the Nobel Research Park.

- Agreement for Extension and Construction of Underground Electric and Gas Facilities, dated April 28, 2000, between SDP and San Diego Gas & Electric Company for installation of underground electric and gas service to the Nobel Research Park.

- Letter Agreement between SDP and Leslie Farms, Inc., dated September 5, 2001 ("Leslie Farms Contract") for the installation of a two-inch PVC water line and four months of irrigation water supply to the Gonzalez Canyon wetland restoration area.

                                   EXHIBIT "I"

                                                          CONFIDENTIAL TREATMENT

                                  SCHEDULE "1"

                          Nobel Research Park Ownership
                           APN: 345-010-45; 345-011-25

     September 6, 2001

SUPERVISING CO-TENANT:

     SAN DIEGUITO PARTNERSHIP                                         32.3254161%

CO-TENANTS:

Revelle Family Real Estate LLC, a Delaware limited                     2.3484071%
liability company

John R. Benson and Barbara B. Meyer, Co-Trustees of                   22.7398393%
the Henrietta Benson Trust UDT 1/30/67

John V. Hannon and Margaret E. Hannon, Co-Trustees of                 11.6067898%
the John V. Hannon Living Trust UDT 1/26/95

Joseph S. Hannon and Mattie Sue Hannon, Co-Trustees                    9.0171929%
of the Joseph S. Hannon Living Trust UDT 8/8/95

Mary S. Baker, Trustee of the Mary S. Baker Living                     9.0171929%
Trust UDT 5/14/92

Gustaf O. Arrhenius and Jenny L. Arrhenius, Co-                        3.2384504%
Trustees of the Arrhenius Family Trust UDT 10/11/79

Pia Barone, a married woman                                            3.2384530%

Louis J. Peterson and Agnes F. Peterson, Co-Trustees                   6.4682585%
of the Louis J. Peterson and Agnes F. Peterson
Revocable Trust UDT 4/5/96
                                                               -------------------------
                                                                      67.6745839%
                                                               -------------------------
                                                                     100.0000000%

                                  SCHEDULE "1"
                                       -1-